Exhibit 3.102

Amendment No. 8

to

Agreement of Limited Partnership

of ARAMARK Management Services Limited Partnership

dated April 1,1994

THIS AMENDMENT is made as of May 10, 2002 by and among ARAMARK Management Services Limited Partnership, a Delaware limited partnership (the “LP”), ARAMARK SM Management Services, Inc., a Delaware corporation (“ARAMARK SM”), ARAMARK SMMS LLC, a Delaware limited liability company (“SMMS”) and ARAMARK Services, Inc., a Delaware corporation (“Services”)

Recitals

A. The current partners of the LP are as follows:

Company	State of Organization	Partner Type
ARAMARK SM Management Services, Inc.	Delaware	General Partner –1%
ARAMARK SMMS LLC	Delaware	Limited Partner – 99%

B. Pursuant to that certain Agreement of Limited Partnership of ARAMARK Management Services LP dated April 1, 1994 (“LP Agreement”):

(i) ARAMARK SM desires to assign a 1% general partner interest in the LP to SMMS.

(ii) ARAMARK SMMS desires to assign a 99% limited partner interest in the LP to Services.

C. As a result of the transaction contemplated by this Amendment, the partners of the LP will be as follows:

Company	State of Organization	Partner Type
ARAMARK SMMS LLC	Delaware	General Partner – 1%
ARAMARK Services, Inc	Delaware	Limited Partner – 99%

Provisions

NOW THEREFORE, in consideration of the commitments contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties agree as follows:

A. Assignment of Limited Partnership Interest:

(i) ARAMARK SM assigns a 1% general partnership interest in the LP to SMMS.

(ii) SMMS assigns a 99% limited partnership interest in the LP to Services.

B. Partners after Assignment. as a result of the transactions contemplated by this Amendment, SMMS is a 1% general partner of the LP and Services is a 99% limited partner of the LP.

C. No. Other Changes. The parties make no changes to the LP Agreement other than the changes described in this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first mentioned above.

ARAMARK Management Services Limited Partnership

By:	ARAMARK SM Management
Services, Inc., General Partner

ARAMARK Services, Inc.

ARAMARK SMMS LLC.

ARAMARK SM Management Services, Inc.

By:	/s/ Barbara A. Austell
Barbara A. Austell
Treasurer

Assignment of Partnership Interest No. 8B

THIS ASSIGNMENT INSTRUMENT is made as of May 10, 2002 by ARAMARK SMMS LLC, a Delaware company (“SMMS”), in favor of ARAMARK Services, Inc., Delaware corporation (“Services”).

Recitals

A. SMMS owns a ninety-nine percent (99%) limited partner interest (“LP Interest”) in ARAMARK Management Services Limited Partnership, a Delaware limited partnership (the “LP”).

B. SMMS considers it in the best interest of the LP to assign and transfer its LP Membership Interest in the LP to Services.

Assignment

SMMS assigns and transfers its LP Interest to Services effective on the date set forth above. SMMS represents and warrants to Services that SMMS will take any further action as may be necessary or desirable to perfect and complete the assignment and transfer contemplated by this Assignment Instrument.

IN WITNESS WHEREOF, SMMS has executed this Assignment Instrument as of the date set forth above.

ARAMARK SMMS LLC

By:	/s/ Barbara A. Austell
Barbara A. Austell
Treasurer

Attest:

/s/ William G. Kiesling
William G. Kiesling
Assistant Secretary

Assignment of Partnership Interest No. 8A

THIS ASSIGNMENT INSTRUMENT is made as of May 10, 2002 by ARAMARK SM Management Services, Inc., a Delaware corporation (“ARAMARK SM”), in favor of ARAMARK SMMS LLC, a Delaware corporation (“SMMS”).

Recitals

A. ARAMARK SM owns a one percent (1%) general partner interest (“GP Interest”) in ARAMARK Management Services Limited Partnership, a Delaware limited partnership (the “LP”).

B. ARAMARK SM considers it in the best interest of the LP to assign and transfer its GP Membership Interest in the LP to SMMS.

Assignment

ARAMARK SM assigns and transfers its GP Interest to SMMS effective on the date set forth above. ARAMARK SM represents and warrants to SMMS that ARAMARK SM will take any further action as may be necessary or desirable to perfect and complete the assignment and transfer contemplated by this Assignment Instrument.

IN WITNESS WHEREOF, ARAMARK SM has executed this Assignment Instrument as of the date set forth above.

ARAMARK SM Management Services, Inc.

By:	/s/ Barbara A. Austell
Barbara A. Austell
Treasurer

Attest:

/s/ William G. Kiesling
William G. Kiesling
Assistant Secretary

Amendment No. 7

to

Agreement of Limited Partnership

of ARAMARK Management Services Limited Partnership

dated April 1,1994

THIS AMENDMENT is made as of November 30, 2001 by and among ARAMARK Management Services Limited Partnership, a Delaware limited partnership (the “LP”), ARAMARK SM Management Services, Inc., a Delaware corporation (“ARAMARK SM”), ARAMARK SMMS LLC, a Delaware limited liability company (“SMMS”) and ARAMARK Corporation, a Delaware corporation (“ARAMARK”)

Recitals

A. The current partners of the LP are as follows:

Company	State of Organization	Partner Type
ARAMARK SM Management Services, Inc.	Delaware	General Partner – 1%
ARAMARK Corporation	Delaware	Limited Partner – 99%

B. Pursuant to that certain Agreement of Limited Partnership of the LP dated April 1, 1994 (“LP Agreement”), ARAMARK desires to assign a 99% limited partner interest in the LP to SMMS.

C. As a result of the transaction contemplated by this Amendment, the partners of the LP will be as follows:

Company	State of Organization	Partner Type
ARAMARK SM Management Services, Inc.	Delaware	General Partner – 1%
ARAMARK SMMS LLC	Delaware	Limited Partner – 99%

Provisions

NOW THEREFORE, in consideration of the commitments contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties agree as follows:

A. Assignment of Limited Partnership Interest:

ARAMARK assigns a 99% limited partnership interest in the LP to SMMS.

B. Partners after Assignment. As a result of the transactions contemplated by this Amendment, ARAMARK SM is a 1% general partner of the LP and SMMS is a 99% limited partner of the LP.

C. No Other Changes. The parties make no changes to the LP Agreement other than the changes described in this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first mentioned above.

ARAMARK Management Services Limited Partnership

By:	ARAMARK SM Management
Services, Inc., General Partner

ARAMARK Corporation

ARAMARK SMMS LLC.

ARAMARK SM Management Services, Inc.

By:	/s/ Barbara A. Austell
Barbara A. Austell
Treasurer

Assignment of Partnership Interest No. 7

THIS ASSIGNMENT INSTRUMENT is made as of November 30, 2001 by ARAMARK Corporation, a Delaware company (“ARAMARK”), in favor of ARAMARK SMMS LLC, a Delaware company (“SMMS”).

Recitals

A. ARAMARK owns a ninety-nine percent (99%) limited partner interest (“LP Interest”) in ARAMARK Management Services Limited Partnership, a Delaware limited partnership (the “LP”).

B. ARAMARK considers it in the best interest of the LP to assign and transfer its LP Membership Interest in the LP to SMMS.

Assignment

ARAMARK assigns and transfers its LP Interest to SMMS effective as of the date set forth above. ARAMARK represents and warrants to SMMS that ARAMARK will take any further action as may be necessary or desirable to perfect and complete the assignment and transfer contemplated by this Assignment Instrument.

IN WITNESS WHEREOF, ARAMARK has executed this Assignment Instrument as of the date set forth above.

ARAMARK Corporation

By:	/s/ Barbara A. Austell
Barbara A. Austell
Treasurer

Attest:

/s/ William G. Kiesling
William G. Kiesling
Assistant Secretary

STRATEGIC INSTRUMENT OF ASSIGNMENT AND ASSUMPTION

Strategic Instrument of Assignment and Assumption dated November 30, 2001 between ServiceMaster Strategic II L.L.C., a Delaware limited liability company (“Strategic”), and ARAMARK Corporation, a Delaware corporation (“Buyer”).

Pursuant to Section 2.3 of the Purchase Agreement dated as of October 3, 2001, as amended by the First Amendment to Purchase Agreement dated as of November 30, 2001 (the “Purchase Agreement”), between The ServiceMaster Company, a Delaware corporation, and Buyer, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Assignment. Strategic does hereby sell, transfer, assign, convey and deliver to Buyer, free and clear of all Encumbrances, the SMMSLP LP Interests, together with all right, title and interest therein.

2. Assumption. Buyer hereby accepts the foregoing assignment and assumes and agrees to pay, satisfy or discharge all debts, liabilities and obligations of any kind of Strategic with respect to the SMMSLP LP Interests.

3. Consent. Pursuant to Article 7.1 of the Agreement of Limited Partnership of ServiceMaster Management Services Limited Partnership dated as of January 1, 1994, as amended in amendments one through six thereto, between Strategic and ServiceMaster Management Services, Inc., a Delaware corporation (“SMMS Inc.”), SMMS Inc., as the sole general partner of SMMSLP, hereby consents and agrees to the foregoing assignment and assumption between Strategic and Buyer and, subject to the terms and conditions hereof and in accordance with Article 7.1 of the Partnership Agreement, hereby consents to Buyer’s succession to the SMMSLP LP Interests being transferred hereby and to capital accounts and tax accounts and all other rights and obligations of Strategic relating to the SMMSLP LP Interests as of the date hereof.

4. Further Assurances. Strategic, Buyer and their respective successors in interest hereby agree to execute any and all documents and to do any and all acts necessary to effectuate the terms hereof.

5. Successors and Assigns. This Strategic Instrument of Assignment and Assumption shall be binding upon, and shall inure to the benefit of, the successors and assigns of the respective parties hereto.

6. Counterparts. This Strategic Instrument of Assignment and Assumption may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

IN WITNESS WHEREOF, parties have caused this Strategic Instrument of Assignment and Assumption to be duly executed and delivered as of the date first above written.

ServiceMaster Strategic II L.L.C.

By:	Jim Kaput
Name: Jim Kaput
Title: Senior Vice President

ARAMARK Corporation

By:
Name:
Title:

2

IN WITNESS WHEREOF, parties have caused this Strategic Instrument of Assignment and Assumption to be duly executed and delivered as of the date first above written.

ServiceMaster Strategic II L.L.C.

By:
Name:
Title:
ARAMARK Corporation

By:	/s/ Donald S. Morton
Name: Donald S. Morton
Title: Vice President

3

Amendment No. 6

(1994 Agreement of Limited Partnership)

Agreement of Limited Partnership

of

ServiceMaster Management Services Limited Partnership

dated April 1, 1994

THIS AMENDMENT is made on October 1, 2001 by and among ServiceMaster Management Services Limited Partnership, a Delaware limited partnership (“ServiceMaster Management Services L.P.”), ServiceMaster Management Services, Inc., a Delaware corporation, ServiceMaster Consumer Services Limited Partnership, a Delaware limited partnership (“ServiceMaster Consumer Services L.P.”), and ServiceMaster Strategic II L.L.C., a Delaware limited liability company (“ServiceMaster Strategic II L.L.C.”).

Recitals

A. The current partners of ServiceMaster Management Services L.P. are as follows:

Company	State of Organization	Partner Type
ServiceMaster Management Services, Inc.	Delaware	General Partner – 1%
ServiceMaster Consumer Services L.P.	Delaware	Limited Partner – 99%

B. Pursuant to that certain Agreement of Limited Partnership of ServiceMaster Management Services L.P., dated April 1, 1994 (“LP Agreement”), ServiceMaster Consumer Services L.P. desires to assign a 99% limited partnership interest in ServiceMaster Management Services L.P. to ServiceMaster Strategic II L.L.C.

C. As a result of the transaction contemplated by this Amendment, the partners of ServiceMaster Management Services L.P. will be as follows:

Company	State of Organization	Partner Type
ServiceMaster Management Services, Inc.	Delaware	General Partner – 1%
ServiceMaster Strategic II, L.L.C.	Delaware	Limited Partner – 99%

1 of 2

Provisions

NOW THEREFORE, in consideration of the commitments contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties agree as follows:

1. Assignment of Limited Partnership Interest. ServiceMaster Consumer Services L.P. assigns a 99% limited partnership interest in ServiceMaster Management Services L.P. to ServiceMaster Strategic II L.L.C.

2. Partners after Assignment. As a result of the transaction contemplated by this Amendment, ServiceMaster Management Services, Inc., is a 1% general partner of ServiceMaster Management Services L.P., and ServiceMaster Strategic II L.L.C. is a 99% limited partner of ServiceMaster Management Services L.P.

3. No Other Changes. The Parties make no changes to the LP Agreement other than the changes described in this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first mentioned above.

ServiceMaster Management Services Limited Partnership		ServiceMaster Strategic II L.L.C.

By:	ServiceMaster Management Services, Inc., general partner

By:	/s/ Thomas E. Wilson	By:	/s/ Douglas W. Colber
	Thomas E. Wilson Secretary and General Counsel		Douglas W. Colber Vice President

ServiceMaster Management Services, Inc.		ServiceMaster Consumer Services Limited Partnership

		By:	ServiceMaster Consumer Services, Inc., general partner

By:	/s/ Thomas E. Wilson	By:	/s/ Barbara A. Connolly
	Thomas E. Wilson Secretary and General Counsel		Barbara A. Connolly Assistant Vice President

2 of 2

Assignment of Partner Interest No. 6

THIS ASSIGNMENT INSTRUMENT is made on October 1, 2001, by ServiceMaster Consumer Services Limited Partnership, a Delaware limited partnership (“ServiceMaster Consumer Services L.P.”), in favor of ServiceMaster Strategic II L.L.C., a Delaware limited liability company (“ServiceMaster Strategic II L.L.C.”)

Recitals

A. ServiceMaster Consumer Services L.P. owns a 99% limited partner interest (“LP Interest”) in ServiceMaster Management Services Limited Partnership (“ServiceMaster Management Services L.P.”).

B. ServiceMaster Consumer Services L.P. considers it in the best interests of the ServiceMaster enterprise to assign and transfer its LP Interest in ServiceMaster Management Services L.P. to ServiceMaster Strategic II L.L.C.

Assignment

ServiceMaster Consumer Services L.P. assigns and transfers its LP Interest to ServiceMaster Strategic II L.L.C., effective on the date first mentioned above. ServiceMaster Consumer Services L.P. represents and warrants to ServiceMaster Strategic II L.L.C. that ServiceMaster Consumer Services L.P. will take any further action as may be necessary or desirable to perfect and complete the assignment and transfer contemplated by this Assignment Instrument.

IN WITNESS WHEREOF, ServiceMaster Consumer Services L.P. has executed this Assignment Instrument as of the date first mentioned above.

ServiceMaster Consumer Services Limited Partnership

By:	ServiceMaster Consumer Services, Inc. general partner

By:	/s/ Madeline M. Stewart
Madeline M. Stewart Assistant Vice President

1 of 3

State of Illinois	)
) SS
County of DuPage	)

On October 1, 2001, before me personally came Barbara A. Connolly, to me known, who, being duly sworn, said that she is Assistant Vice President of ServiceMaster Consumer Services, Inc., the general partner of ServiceMaster Consumer Services L.P., the limited partnership described in and which executed the foregoing assignment instrument, and that she signed her name thereto on behalf of the limited partnership pursuant to all requisite authority.

My commission expires:

/s/ Latressa G. Stahlberg
Notary Public

Acknowledgment

ServiceMaster Strategic II L.L.C. acknowledges receipt of the foregoing assignment instrument and receipt of the LP Interest.

ServiceMaster Strategic II L.L.C.

By:	/s/ Douglas W. Colber
Douglas W. Colber Vice President

2 of 3

Consent of General Partner

ServiceMaster Management Services, Inc., the general partner of ServiceMaster Management Services L.P., consents to the assignment and transfer of the LP Interest by ServiceMaster Consumer Services L.P. to ServiceMaster Strategic II L.L.C. pursuant to the foregoing assignment instrument and agrees that (i) ServiceMaster Strategic II L.L.C. prospectively will be recognized as the sole limited partner of ServiceMaster Management Services L.P. in the books and records of ServiceMaster Management Services L.P., (ii) the Agreement of Limited Partnership for ServiceMaster Management Services L.P. will be amended accordingly, and (iii) the Certificate of Limited Partnership for ServiceMaster Management Services L.P., if necessary, will be amended and filed accordingly.

ServiceMaster Management Services, Inc.

By:	/s/ John A. Vasko
John A. Vasko Vice President

3 of 3

Amendment No. 5

(1994 Agreement of Limited Partnership)

Agreement of Limited Partnership

of

ServiceMaster Management Services Limited Partnership

dated April 1, 1994

THIS AMENDMENT is made on September 4, 2001 by and among ServiceMaster Management Services Limited Partnership, a Delaware limited partnership (“ServiceMaster Management Services L.P.”), ServiceMaster Management Services, Inc., a Delaware corporation, ServiceMaster Consumer Services Limited Partnership, a Delaware limited partnership (“ServiceMaster Consumer Services L.P.”), and ServiceMaster Strategic Limited Partnership, a Delaware limited partnership (“ServiceMaster Strategic L.P.”).

Recitals

A. The current partners of ServiceMaster Management Services L.P. are as follows:

Company	State of Organization	Partner Type
ServiceMaster Management Services, Inc.	Delaware	General Partner – 1%
ServiceMaster Strategic L.P.	Delaware	Limited Partner – 99%

B. Pursuant to that certain Agreement of Limited Partnership of ServiceMaster Management Services L.P., dated April 1, 1994 (“LP Agreement”), ServiceMaster Strategic L.P. desires to assign a 99% limited partnership interest in ServiceMaster Management Services L.P. to ServiceMaster Consumer Services L.P.

C. As a result of the transaction contemplated by this Amendment, the partners of ServiceMaster Management Services L.P. will be as follows:

Company	State of Organization	Partner Type
ServiceMaster Management Services, Inc.	Delaware	General Partner – 1%
ServiceMaster Consumer Services L.P.	Delaware	Limited Partner – 99%

Provisions

NOW THEREFORE, in consideration of the commitments contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties agree as follows:

1. Assignment of Limited Partnership Interest. ServiceMaster Strategic L.P. assigns a 99% limited partnership interest in ServiceMaster Management Services L.P. to ServiceMaster Consumer Services L.P.

2. Partners after Assignment. As a result of the transaction contemplated by this Amendment, ServiceMaster Management Services, Inc., is a 1% general partner of ServiceMaster Management Services L.P., and ServiceMaster Consumer Services L.P. is a 99% limited partner of ServiceMaster Management Services L.P.

3. No Other Changes. The Parties make no changes to the LP Agreement other than the changes described in this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first mentioned above.

ServiceMaster Management Services Limited Partnership		ServiceMaster Strategic Limited Partnership

By:	ServiceMaster Management Services, Inc., general partner	By:	ServiceMaster Management Corporation, general partner

By:	/s/ John A. Vasko	By:	/s/ Douglas W. Colber
	John A. Vasko Services, Inc., general partner		Douglas W. Colber Vice President and Legal Counsel

ServiceMaster Management Services		ServiceMaster Consumer Services Limited Partnership

		By:	ServiceMaster Consumer Services, Inc., general partner

By:	/s/ John A. Vasko	By:	/s/ Barbara A. Connolly
	John A. Vasko Vice President		Barbara A. Connolly Assistant Vice President

2 of 2

Assignment of Partner Interest No. 5

THIS ASSIGNMENT INSTRUMENT is made on September 4, 2001, by ServiceMaster Strategic Limited Partnership, a Delaware limited partnership (“Strategic”), in favor of ServiceMaster Consumer Services Limited Partnership, a Delaware limited partnership (“ServiceMaster Consumer Services L.P.”)

Recitals

A. Strategic owns a 99% limited partner interest (“LP Interest”) in ServiceMaster Management Services Limited Partnership (“ServiceMaster Management Services L.P.”).

B. Strategic considers it in the best interests of the ServiceMaster enterprise to assign and transfer its LP Interest in ServiceMaster Management Services L.P. to ServiceMaster Consumer Services L.P.

Assignment

Strategic assigns and transfers its LP Interest to ServiceMaster Consumer Services L.P., effective on the date first mentioned above. Strategic represents and warrants to ServiceMaster Consumer Services L.P. that Strategic will take any further action as may be necessary or desirable to perfect and complete the assignment and transfer contemplated by this Assignment Instrument.

IN WITNESS WHEREOF, Strategic has executed this Assignment Instrument as of the date first mentioned above.

ServiceMaster Strategic Limited Partnership

By:	ServiceMaster Management Corporation, general partner

By:	/s/ Douglas W. Colber
Douglas W. Colber Vice President and Legal Counsel

1 of 3

State of Illinois	)
) SS
County of DuPage	)

On September 4, 2001, before me personally came Douglas W. Colber, to me known, who, being duly sworn, said that he is Vice President and Legal Counsel of ServiceMaster Management Corporation, the general partner of ServiceMaster Strategic L.P., the limited partnership described in and which executed the foregoing assignment instrument, and that he signed his name thereto on behalf of the limited partnership pursuant to all requisite authority.

My commission expires:

/s/ Latressa G. Stahlberg
Notary Public

2 of 3

Acknowledgment

ServiceMaster Consumer Services Limited Partnership acknowledges receipt of the foregoing assignment instrument and receipt of the LP Interest.

ServiceMaster Consumer Services Limited Partnership

By:	ServiceMaster Consumer Services, Inc., general partner

By:	/s/ Madeline M. Stewart
Madeline M. Stewart Assistant Vice President

Consent of General Partner

ServiceMaster Management Services, Inc., the general partner of ServiceMaster Management Services L.P., consents to the assignment and transfer of the LP Interest by Strategic to ServiceMaster Consumer Services Limited Partnership pursuant to the foregoing assignment instrument and agrees that (i) ServiceMaster Consumer Services Limited Partnership prospectively will be recognized as the sole limited partner of ServiceMaster Management Services L.P. in the books and records of ServiceMaster Management Services L.P., (ii) the Agreement of Limited Partnership for ServiceMaster Management Services L.P. will be amended accordingly, and (iii) the Certificate of Limited Partnership for ServiceMaster Management Services L.P., if necessary, will be amended and filed accordingly.

ServiceMaster Management Services, Inc.

By:	/s/ John A. Vasko
John A. Vasko Vice President

4 of 3

Amendment No. 4

(1994 Agreement of Limited Partnership)

Agreement of Limited Partnership

of

ServiceMaster Management Services Limited Partnership

dated April 1, 1994

THIS AMENDMENT is made on January 1, 1999 by and among ServiceMaster Management Services Limited Partnership, a Delaware limited partnership (“ServiceMaster Management Services L.P.”), ServiceMaster Management Services, Inc., a Delaware corporation, ServiceMaster Holding Corporation, a Delaware corporation, and ServiceMaster Strategic Limited Partnership, a Delaware limited partnership (“ServiceMaster Strategic L.P.”).

Recitals

A. The current partners of ServiceMaster Management Services L.P. are as follows:

Company	State of Organization	Partner Type
ServiceMaster Management Services, Inc.	Delaware	General Partner – 1%
ServiceMaster Holding Corporation	Delaware	Limited Partner – 99%

B. Pursuant to that certain Agreement of Limited Partnership of ServiceMaster Management Services L.P., dated April 1, 1994 (“LP Agreement”), ServiceMaster Holding Corporation desires to assign a 99% limited partnership interest in ServiceMaster Management Services L.P. to ServiceMaster Strategic L.P.

C. As a result of the transaction contemplated by this Amendment, the partners of ServiceMaster Management Services L.P. will be as follows:

Company	State of Organization	Partner Type
ServiceMaster Management Services, Inc.	Delaware	General Partner – 1%
ServiceMaster Strategic L.P.	Delaware	Limited Partner – 99%

Provisions

NOW THEREFORE, in consideration of the commitments contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties agree as follows:

1. Assignment of Limited Partnership Interest. ServiceMaster Holding Corporation assigns a 99% limited partnership interest in ServiceMaster Management Services L.P. to ServiceMaster Strategic L.P.

2. Partners after Assignment. As a result of the transaction contemplated by this Amendment, ServiceMaster Management Services, Inc., is a 1% general partner of ServiceMaster Management Services L.P., and ServiceMaster Strategic L.P. is a 99% limited partner of ServiceMaster Management Services L.P.

3. No Other Changes. The Parties make no changes to the LP Agreement other than the changes described in this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first mentioned above.

ServiceMaster Management Services Limited Partnership		ServiceMaster Strategic Limited Partnership

By:	ServiceMaster Management Services, Inc., general partner	By:	ServiceMaster Management Corporation, general partner

By:	/s/ Douglas W. Colber	By:	/s/ Douglas W. Colber
	Douglas W. Colber Vice President and Legal Counsel		Douglas W. Colber Vice President and Legal Counsel
ServiceMaster Management Services, Inc.		ServiceMaster Holding Corporation

By:	/s/ Douglas W. Colber	By:	/s/ Douglas W. Colber
	Douglas W. Colber Vice President and Legal Counsel		Douglas W. Colber Vice President and Legal Counsel

2 of 2

Assignment of Partner Interest No. 4

THIS ASSIGNMENT INSTRUMENT is made on December 31, 1998, by ServiceMaster Holding Corporation, a Delaware corporation (“Holding”), in favor of ServiceMaster Strategic Limited Partnership, a Delaware limited partnership (“Strategic”).

Recitals

A. Holding owns a 99% limited partner interest (“LP Interest”) in ServiceMaster Management Services Limited Partnership (“ServiceMaster Management Services L.P.”).

B. Holding considers it in the best interests of the ServiceMaster enterprise to assign and transfer its LP Interest in ServiceMaster Management Services L.P. to Strategic.

Assignment

Holding assigns and transfers its LP Interest to Strategic, effective on the date first mentioned above. Holding represents and warrants to Strategic that Holding will take any further action as may be necessary or desirable to perfect and complete the assignment and transfer contemplated by this Assignment Instrument.

IN WITNESS WHEREOF, Holding has executed this Assignment Instrument as of the date first mentioned above.

ServiceMaster Holding Corporation

By:	/s/ Douglas W. Colber
Douglas W. Colber
Vice President and Legal Counsel

1 of 3

State of Illinois	)
) SS
County of DuPage	)

On December 31, 1998, before me personally came Douglas W. Colber, to me known, who, being duly sworn, said that he is Vice President and Legal Counsel of ServiceMaster Holding Corporation, the corporation described in and which executed the foregoing assignment instrument, and that he signed his name thereto on behalf of the corporation pursuant to all requisite authority.

My commission expires:

/s/ Latressa G. Stahlberg
Notary Public

Acknowledgment

ServiceMaster Strategic Limited Partnership acknowledges receipt of the foregoing assignment instrument and receipt of the LP Interest.

ServiceMaster Strategic Limited Partnership

By:	ServiceMaster Management Corporation, general partner

By:	/s/ Douglas W. Colber
Douglas W. Colber Vice President and Legal Counsel

2 of 3

Consent of General Partner

ServiceMaster Management Services, Inc., the general partner of ServiceMaster Management Services L.P., consents to the assignment and transfer of the LP Interest by ServiceMaster Holding Corporation to ServiceMaster Strategic Limited Partnership pursuant to the foregoing assignment instrument and agrees that (i) ServiceMaster Strategic Limited Partnership prospectively will be recognized as the sole limited partner of ServiceMaster Management Services L.P. in the books and records of ServiceMaster Management Services L.P., (ii) the Agreement of Limited Partnership for ServiceMaster Management Services L.P. will be amended accordingly, and (iii) the Certificate of Limited Partnership for ServiceMaster Management Services L.P., if necessary, will be amended and filed accordingly.

ServiceMaster Management Services, Inc.

By:	/s/ Douglas W. Colber
Douglas W. Colber
Vice President and Legal Counsel

3 of 3

Amendment No. 3

(1994 Agreement of Limited Partnership)

Agreement of Limited Partnership

of

ServiceMaster Management Services Limited Partnership

dated April 1, 1994

THIS AMENDMENT is made on August 25, 1998 by and among ServiceMaster Management Services Limited Partnership, a Delaware limited partnership (“ServiceMaster Management Services L.P.”), ServiceMaster Management Services, Inc., a Delaware corporation (“Managing General Partner”), The ServiceMaster Company Limited Partnership, a Delaware limited partnership (“The ServiceMaster Company L.P.”), and ServiceMaster Holding Corporation, a Delaware corporation.

Recitals

A. The current partners of ServiceMaster Management Services L.P. are as follows:

Company	State of Organization	Partner Type
ServiceMaster Management Services, Inc.	Delaware	General Partner—0.1%
ServiceMaster Company L.P.	Delaware	General Partner—0.9%
ServiceMaster Holding Corporation	Delaware	Limited Partner—99%

B. Pursuant to that certain Agreement of Limited Partnership of ServiceMaster Management Services L.P., dated April 1, 1994 (“LP Agreement”), The ServiceMaster Company L.P. desires to assign a 0.9% limited partnership interest in ServiceMaster Management Services L.P. to Managing General Partner.

C. As a result of the transaction contemplated by this Amendment, the partners of ServiceMaster Management Services L.P. will be as follows:

Company	State of Organization	Partner Type
ServiceMaster Management Services, Inc.	Delaware	General Partner—1%
ServiceMaster Holding Corporation	Delaware	Limited Partner—99%

Provisions

NOW THEREFORE, in consideration of the commitments contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties agree as follows:

1. Assignment of Limited Partnership Interest. The ServiceMaster Company L.P. assigns a 0.9% limited partnership interest in ServiceMaster Management Services L.P. to Managing General Partner.

2. Partners after Assignment. As a result of the transaction contemplated by this Amendment, ServiceMaster Management Services, Inc. is a 1% general partner of ServiceMaster Management Services L.P., and ServiceMaster Holding Corporation is a 99% limited partner of ServiceMaster Management Services L.P.

3. No Other Changes. The Parties make no changes to the LP Agreement other than the changes described in this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first mentioned above.

ServiceMaster Management Services Limited Partnership		The Service Company Limited Partnership

By:	ServiceMaster Management Services, Inc., general partner	By:	ServiceMaster Management Corporation, general partner

By:	/s/ Douglas W. Colber	By:	/s/ Douglas W. Colber
	Douglas W. Colber Vice President and Legal Counsel		Douglas W. Colber Vice President and Legal Counsel
ServiceMaster Management Services, Inc.		ServiceMaster Holding Corporation

By:	/s/ Douglas W. Colber	By:	/s/ Douglas W. Colber
	Douglas W. Colber Vice President and Legal Counsel		Douglas W. Colber Vice President and Legal Counsel

2 of 2

Assignment of Partner Interest No. 3

THIS ASSIGNMENT INSTRUMENT is made on August 25, 1998, by The ServiceMaster Company Limited Partnership, a Delaware limited partnership (“The ServiceMaster Company L.P.”), in favor of ServiceMaster Management Services, Inc., a Delaware corporation.

Recitals

A. The ServiceMaster Company L.P. owns a 0.9% general partner interest (“GP Interest”) in ServiceMaster Management Services Limited Partnership (“ServiceMaster Management Services L.P.”).

B. The ServiceMaster Company L.P. considers it in the best interests of the ServiceMaster enterprise to assign and transfer its GP Interest in ServiceMaster Management Services L.P. to ServiceMaster Management Services, Inc.

Assignment

The ServiceMaster Company L.P. assigns and transfers its GP Interest to ServiceMaster Management Services, Inc., effective on the date first mentioned above. The ServiceMaster Company L.P. represents and warrants to ServiceMaster Management Services, Inc. that The ServiceMaster Company L.P. will take any further action as may be necessary or desirable to perfect and complete the assignment and transfer contemplated by this Assignment Instrument.

IN WITNESS WHEREOF, The ServiceMaster Company L.P. has executed this Assignment Instrument as of the date first mentioned above.

The ServiceMaster Company Limited Partnership

By:	ServiceMaster Management Corporation, general partner

By:	/s/ Douglas W. Colber
Douglas W. Colber Vice President and Legal Counsel

1 of 3

State of Illinois	)
) SS
County of DuPage	)

On August 25, 1998, before me personally came Douglas W. Colber, to me known, who, being duly sworn, said that he is Vice President and Legal Counsel of ServiceMaster Management Corporation, the general partner of The ServiceMaster Company L.P., the limited partnership described in and which executed the foregoing assignment instrument, and that he signed his name thereto on behalf of the limited partnership pursuant to all requisite authority.

My commission expires:

/s/ Latressa G. Stahlberg
Notary Public

Acknowledgment

ServiceMaster Management Services, Inc. acknowledges receipt of the foregoing assignment instrument and receipt of the GP Interest.

ServiceMaster Management Services, Inc.

By:	/s/ Douglas W. Colber
Douglas W. Colber Vice President and Legal Counsel

2 of 3

Consent of Limited Partner

ServiceMaster Holding Corporation, the limited partner of ServiceMaster Management Services L.P., consents to the assignment and transfer of the GP Interest by The ServiceMaster Company L.P. to ServiceMaster Management Services, Inc. pursuant to the foregoing assignment instrument and agrees that (i) ServiceMaster Management Services, Inc. prospectively will be recognized as the sole general partner of ServiceMaster Management Services L.P. in the books and records of ServiceMaster Management Services L.P., (ii) the Agreement of Limited Partnership for ServiceMaster Management Services L.P. will be amended accordingly, and (iii) the Certificate of Limited Partnership for ServiceMaster Management Services L.P., if necessary, will be amended and filed accordingly.

ServiceMaster Holding Corporation

By:	/s/ Douglas W. Colber
Douglas W. Colber Vice President

3 of 3

Amendment No. 2

(1994 Agreement of Limited Partnership)

Agreement of Limited Partnership

of

ServiceMaster Management Services Limited Partnership

dated April 1, 1994

THIS AMENDMENT is made on July I, 1998 by and among ServiceMaster Management Services Limited Partnership, a Delaware limited partnership (“ServiceMaster Management Services L.P.”), ServiceMaster Management Services, Inc., a Delaware corporation (“Managing General Partner”), The ServiceMaster Company Limited Partnership, a Delaware limited partnership (“The ServiceMaster Company L.P.”), and ServiceMaster Holding Corporation, a Delaware corporation.

Recitals

A. The current partners of ServiceMaster Management Services L.P. are as follows:

Company	State of Organization	Partner Type
ServiceMaster Management Services, Inc.	Delaware	General Partner—0.1% Special General
The ServiceMaster Company L.P.	Delaware	Partner—0.9%
The ServiceMaster Company L.P.	Delaware	Limited Partner—99%

B. Pursuant to that certain Agreement of Limited Partnership of ServiceMaster Management Services L.P., dated April 1, 1994 (“LP Agreement”), The ServiceMaster Company L.P. desires to assign a 99% limited partnership interest in ServiceMaster Management Services L.P. to ServiceMaster Holding Corporation.

C. As a result of the transaction contemplated by this Amendment, the partners of ServiceMaster Management Services L.P. will be as follows:

Company	State of Organization	Partner Type
ServiceMaster Management Services, Inc.	Delaware	General Partner—0.1%
The ServiceMaster Company L.P.	Delaware	General Partner—0.9%
ServiceMaster Holding Corporation	Delaware	Limited Partner—99%

Provisions

NOW THEREFORE, in consideration of the commitments contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties agree as follows:

1. Assignment of Limited Partnership Interest. The ServiceMaster Company L.P. assigns a 99% limited partnership interest in ServiceMaster Management Services L.P. to ServiceMaster Holding Corporation.

2. Partners after Assignment. As a result of the transaction contemplated by this Amendment, ServiceMaster Management Services, Inc. is a 0.1% general partner of ServiceMaster Management Services L.P., The ServiceMaster Company L.P. is a 0.9% general partner of ServiceMaster Management Services L.P., and ServiceMaster Holding Corporation is a 99% limited partner of ServiceMaster Management Services L.P.

3. No Other Changes. The Parties make no changes to the LP Agreement other than the changes described in this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first mentioned above.

ServiceMaster Management Services Limited Partnership		The ServiceMaster Company Limited Partnership

By:	ServiceMaster Management Services, Inc., general partner	By:	ServiceMaster Management Corporation, general partner

By:	/s/ Douglas W. Colber	By:	/s/ Douglas W. Colber
	Douglas W. Colber Vice President and Legal Counsel		Douglas W. Colber Vice President and Legal Counsel

ServiceMaster Management Services, Inc.		ServiceMaster Holding Corporation

		By:	ServiceMaster Consumer Services, Inc. general partner

By:	/s/ Douglas W. Colber	By:	/s/ Douglas W. Colber
	Douglas W. Colber Vice President and Legal Counsel		Douglas W. Colber Vice President and Legal Counsel

2 of 2

Assignment of Partner Interest No. 2

THIS ASSIGNMENT INSTRUMENT is made on July 1, 1998, by The ServiceMaster Company, a Delaware corporation, in favor of ServiceMaster Holding Corporation, a Delaware corporation.

Recitals

A. The ServiceMaster Company owns a 99% limited partner interest (“LP Interest”) in ServiceMaster Management Services Limited Partnership (“ServiceMaster Management Services L.P.”).

B. The ServiceMaster Company considers it in the best interests of the ServiceMaster enterprise to assign and transfer its LP Interest in ServiceMaster Management Services L.P. to ServiceMaster Holding Corporation.

Assignment

The ServiceMaster Company assigns and transfers its LP Interest to ServiceMaster Holding Corporation, effective on the date first mentioned above. The ServiceMaster Company represents and warrants to ServiceMaster Holding Corporation that The ServiceMaster Company will take any further action as may be necessary or desirable to perfect and complete the assignment and transfer contemplated by this Assignment Instrument.

IN WITNESS WHEREOF, The ServiceMaster Company has executed this Assignment Instrument as of the date first mentioned above.

The ServiceMaster Company

By:	/s/ Douglas W. Colber
Douglas W. Colber Vice President and Legal Counsel

Attest:

/s/ William T. McCormick
William T. McCormick
Asst. Secretary

1 of 3

State of Illinois	)
) SS
County of DuPage	)

On July 1, 1998, before me personally came Douglas W. Colber, to me known, who, being duly sworn, said that he is Vice President and Legal Counsel of The ServiceMaster Company, the corporation described in and which executed the foregoing assignment instrument, and that he signed his name thereto on behalf of the corporation pursuant to all requisite authority.

My commission expires:

/s/ Latressa G. Stahlberg
Notary Public

Acknowledgment

ServiceMaster Holding Corporation acknowledges receipt of the foregoing assignment instrument and receipt of the LP Interest.

ServiceMaster Holding Corporation

By:	/s/ Douglas W. Colber
Douglas W. Colber Vice President and Legal Counsel

2 of 3

Consent of General Partner

ServiceMaster Management Services, Inc., the managing general partner of ServiceMaster Management Services L.P., consents to the assignment and transfer of the LP Interest by The ServiceMaster Company to ServiceMaster Holding Corporation pursuant to the foregoing assignment instrument and agrees that (i) ServiceMaster Holding Corporation prospectively will be recognized as the sole limited partner of ServiceMaster Management Services L.P. in the books and records of ServiceMaster Management Services L.P., (ii) the Agreement of Limited Partnership for ServiceMaster Management Services L.P. will be amended accordingly, and (iii) the Certificate of Limited Partnership for ServiceMaster Management Services L.P., if necessary, will be amended and filed accordingly.

ServiceMaster Management Services, Inc.

By:	/s/ Douglas W. Colber
Douglas W. Colber Vice President and Legal Counsel

3 of 3

Amendment No. 1

(1994 Agreement of Limited Partnership)

Agreement of Limited Partnership

of

ServiceMaster Management Services Limited Partnership

dated April 1, 1994

THIS AMENDMENT is made on January 1, 1997 by and among ServiceMaster Management Services Limited Partnership, a Delaware limited partnership (“ServiceMaster Management Services L.P.”), ServiceMaster Management Services, Inc., a Delaware corporation (“Managing General Partner”), The ServiceMaster Company Limited Partnership, a Delaware limited partnership (“The ServiceMaster Company L.P.”), and the Class A Limited Partners (the “Individuals”).

Recitals

A. The current partners of ServiceMaster Management Services L.P. are as follows:

Company	State of Organization	Partner Type
ServiceMaster Management Services, Inc.	Delaware	General Partner—0.1%
The ServiceMaster Company L.P.	Delaware	General Partner—0.9%
Class A Limited
Individuals	Delaware	Partner—1.9%
Class B Limited
The ServiceMaster Company L.P.	Delaware	Partner—97.1%

B. Pursuant to that certain Agreement of Limited Partnership of ServiceMaster Management Services L.P., dated April 1, 1994 (“LP Agreement”), the Individuals have exercised their right to assign their limited partnership interests in ServiceMaster Management Services L.P. to The ServiceMaster Company L.P.

C. As a result of the transaction contemplated by this Amendment, the partners of ServiceMaster Management Services L.P. will be as follows:

Company	State of Organization	Partner Type
ServiceMaster Management Services, Inc.	Delaware	General Partner—0.1%
The ServiceMaster Company L.P.	Delaware	General Partner—0.9%
The ServiceMaster Company L.P.	Delaware	Limited Partner—99%

Provisions

NOW THEREFORE, in consideration of the commitments contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties agree as follows:

1. Assignment of Limited Partnership Interest. Managing General Partner, pursuant to the power of attorney contained in Provision 1.4 of the LP Agreement, assigns the Individuals’ 1.9% limited partnership interest in ServiceMaster Management Services L.P. to The ServiceMaster Company L.P. in its capacity as the Class B Limited Partner of ServiceMaster Management Services L.P.

2. Partners after Assignment. As a result of the transaction contemplated by this Amendment, ServiceMaster Management Services, Inc., is a 0.1% general partner of ServiceMaster Management Services L.P., The ServiceMaster Company L.P. is a 0.9% general partner of ServiceMaster Management Services L.P., and The ServiceMaster Company L.P. is a 99% limited partner of ServiceMaster Management Services L.P.

3. Elimination of Class A and Class B Designations. The distinction between Class A Limited Partners and Class B Limited Partners is eliminated such that any limited partners of ServiceMaster Management Services L.P. all are of one class.

4. Deletion of Article XIII. Article XIII is deleted from the LP Agreement.

5. No Other Changes. The Parties make no changes to the LP Agreement other than the changes described in this Amendment.

[Signature page follows]

2 of 3

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first mentioned above.

ServiceMaster Management Services Limited Partnership		Individuals

By:	ServiceMaster Management Services, Inc., general partner	By:	ServiceMaster Management Services, Inc., as attorney in fact for the Individuals

By:	/s/ Douglas W. Colber	By:	/s/ Douglas W. Colber
	Douglas W. Colber Vice President and Legal Counsel		Douglas W. Colber Vice President and Legal Counsel

ServiceMaster Management Services, Inc.		The ServiceMaster Company Limited Partnership

		By:	ServiceMaster Management Corporation, general partner

By:	/s/ Douglas W. Colber	By:	/s/ Douglas W. Colber
	Douglas W. Colber Vice President and Legal Counsel		Douglas W. Colber Vice President and Legal Counsel

3 of 3

Assignment of Partner Interest No. 1B

THIS ASSIGNMENT INSTRUMENT is made on January 1, 1998, by The ServiceMaster Company Limited Partnership, a Delaware limited partnership (“The ServiceMaster Company L.P.”), in favor of The ServiceMaster Company, a Delaware corporation.

Recitals

A. The ServiceMaster Company L.P. owns a 99% limited partner interest (“LP Interest”) in ServiceMaster Management Services Limited Partnership (“ServiceMaster Management Services L.P.”).

B. The ServiceMaster Company L.P. considers it in the best interests of the ServiceMaster enterprise to assign and transfer its LP Interest in ServiceMaster Management Services L.P. to The ServiceMaster Company.

Assignment

The ServiceMaster Company L.P. assigns and transfers its LP Interest to The ServiceMaster Company, effective on the date first mentioned above. The ServiceMaster Company L.P. represents and warrants to The ServiceMaster Company that The ServiceMaster Company L.P. will take any further action as may be necessary or desirable to perfect and complete the assignment and transfer contemplated by this Assignment Instrument.

IN WITNESS WHEREOF, The ServiceMaster Company L.P. has executed this Assignment Instrument as of the date first mentioned above.

The ServiceMaster Company Limited Partnership

By:	ServiceMaster Holding Corporation, general partner

By:	/s/ Douglas W. Colber
Douglas W. Colber
Vice President and Legal Counsel

State of Illinois	)
) SS
County of DuPage	)

On January 1, 1998, before me personally came Douglas W. Colber, to me known, who, being duly sworn, said that he is Vice President and Legal Counsel of ServiceMaster Management Corporation, the general partner of The ServiceMaster Company L.P., the limited partnership described in and which executed the foregoing assignment instrument, and that he signed his name thereto on behalf of the limited partnership pursuant to all requisite authority.

My commission expires:

/s/ Latressa G. Stahlberg
Notary Public

Acknowledgment

The ServiceMaster Company acknowledges receipt of the foregoing assignment instrument and receipt of the LP Interest.

The ServiceMaster Company

By:	/s/ Douglas W. Colber
Douglas W. Colber Vice President and Legal Counsel

Consent of General Partner

ServiceMaster Management Services, Inc., the managing general partner of ServiceMaster Management Services L.P., consents to the assignment and transfer of the LP Interest by The ServiceMaster Company L.P. to The ServiceMaster Company pursuant to the foregoing assignment instrument and agrees that (i) The ServiceMaster Company prospectively will be recognized as the sole limited partner of ServiceMaster Management Services L.P. in the books and records of ServiceMaster Management Services L.P., (ii) the Agreement of Limited Partnership for ServiceMaster Management Services L.P. will be amended accordingly, and (iii) the Certificate of Limited Partnership for ServiceMaster Management Services L.P., if necessary, will be amended and filed accordingly.

ServiceMaster Management Services, Inc.

By:	/s/ Douglas W. Colber
Douglas W. Colber Vice President and Legal Counsel

Assignment of Partner Interest No. 1A

THIS ASSIGNMENT INSTRUMENT is made on January 1, 1997, by certain Class A limited partners (the “Individuals”), in favor of The ServiceMaster Company Limited Partnership, a Delaware limited partnership (“The ServiceMaster Company L.P.”).

Recitals

A. The Individuals own a 1.9% limited partner interest (“LP Interest”) in ServiceMaster Management Services Limited Partnership (“ServiceMaster Management Services L.P.”).

B. The Individuals consider it in the best interests of the ServiceMaster enterprise to assign and transfer its LP Interest in ServiceMaster Management Services L.P. to The ServiceMaster Company L.P.

Assignment

The Individuals assign and transfer its LP Interest to The ServiceMaster Company L.P., effective on the date first mentioned above. The Individuals represent and warrant to The ServiceMaster Company L.P. that the Individuals will take any further action as may be necessary or desirable to perfect and complete the assignment and transfer contemplated by this Assignment Instrument.

IN WITNESS WHEREOF, the Individuals have executed this Assignment Instrument as of the date first mentioned above.

Class A Limited Partners

By:	ServiceMaster Management Services, Inc., on behalf of the Class A Limited Partners

By:	/s/ Douglas W. Colber
Douglas Colber
Vice President and Legal Counsel

State of Illinois	)
) SS
County of DuPage	)

On January 1, 1997, before me personally came Douglas W. Colber, to me known, who, being duly sworn, said that he is Vice President and Legal Counsel of ServiceMaster Management Services, Inc., the entity serving as the attorney-in-fact for the Individuals described in and which executed the foregoing assignment instrument, and that he signed his name thereto on behalf of the limited partnership pursuant to all requisite authority.

My commission expires:

/s/ Latressa G.Stahlberg
Notary Public

Acknowledgment

The ServiceMaster Company Limited Partnership acknowledges receipt of the foregoing assignment instrument and receipt of the LP Interest.

The ServiceMaster Company Limited Partnership

By:	ServiceMaster Management Corporation, general partner

By:	/s/ Douglas W. Colber
Douglas W. Colber Vice President and Legal Counsel

Consent of General Partner

ServiceMaster Management Services, Inc., the managing general partner of ServiceMaster Management Services L.P., consents to the assignment and transfer of the LP Interest by the Individuals to The ServiceMaster Company Limited Partnership pursuant to the foregoing assignment instrument and agrees that (i) The ServiceMaster Company Limited Partnership prospectively will be recognized as the sole limited partner of ServiceMaster Management Services L.P. in the books and records of ServiceMaster Management Services L.P., (ii) the Agreement of Limited Partnership for ServiceMaster Management Services L.P. will be amended accordingly, and (iii) the Certificate of Limited Partnership for ServiceMaster Management Services L.P., if necessary, will be amended and filed accordingly.

ServiceMaster Management Services, Inc.

By:	/s/ Douglas Colber
Douglas Colber Vice President and Legal Counsel

AGREEMENT OF LIMITED PARTNERSHIP

OF

SERVICEMASTER MANAGEMENT SERVICES LIMITED PARTNERSHIP

January l, 1994

TABLE OF CONTENTS

		Page
ARTICLE I

Organizational Matters

1.1.	Formation	2
1.2.	Name	2
1.3.	Registered Office; Principal Office	2
1.4.	Power of Attorney	2
1.5.	Term	3

ARTICLE II

Definitions

2.1.	Defined Terms	4

ARTICLE III

Purpose

3.1.	Purpose	8

ARTICLE IV

Capital Contributions

4.1.	Managing General Partner	8
4.2.	Special General Partner	9
4.3.	Class A Limited Partners	9
4.4.	Class B Limited Partner	9
4.5.	Capital Accounts	9
4.6.	Computation Rules	10
4.7.	Effect of Transfer of Partnership Interest	10
4.10.	No Withdrawal	11
4.11.	Interest	11
4.12.	Loans From Partners	11

ARTICLE V

Allocations

5.1.	Determination of Profits and Losses	11
5.2.	General Rule for Capital Account Allocations	12
5.3.	Exceptions to the General Rule	12
5.4.	Allocations for Tax Purposes	13

i

5.5.	Allocation in the Event of Transfers	14
5.6.	Allocation of Profits and Losses on Distribution of Assets in Kind	14
5.7.	Elections	14
5.8.	Deficit in Capital Account Balances	15
5.9.	Recharacterization of Fees and Guaranteed Payments	15
5.10.	Imputation of Profit or Loss	15
5.11.	Minimum Gain	15
5.12.	Qualified Income Offset	16
5.13.	Limitation on Allocation of Losses	16
5.14.	Curative Allocations	16

ARTICLE VI

Distributions of Net Cash Flow

6.1.	Distributions of Net Cash Flow Not Within the Context of a Dissolution and Termination of the Partnership	16
6.2.	Distributions of Net Cash Flow in the Context of a Dissolution and Termination of the Partnership	17

ARTICLE VII

Management and Operation of the Business

7.1.	Management	17
7.2.	Certificate of Limited Partnership	18
7.3.	Reliance by Third Parties	18
7.4.	Compensation and Reimbursement of the Managing General Partner	19
7.5.	Outside Activities	19
7.6.	Partnership Funds	20
7.7.	Dealings with the General Partners	20
7.8.	Indemnification	21
7.9.	Limitation on Liability	22
7.10.	Resolution of Conflicts of Interest	22
7.11.	Other Matters Concerning the Managing General Partner	23
7.12.	Title to Partnership Assets	23

ARTICLE VIII

Rights and Obligations of the Limited Partners

8.1.	Limitation of Liability	23
8.2.	Management of Business	23
8.3.	Outside Activities	24
8.4.	Return of Capital	24
8.5.	Rights of Limited Partners Relating to the Partnership	24

ARTICLE IX

Books, Records, Accounting and Reports

9.1.	Records of the Partnership	24
9.2.	Accounting Matters	24
9.3.	Reports	25
9.4.	Other Information	25

	ARTICLE X

	Tax Matters

10.1.	Preparation of Tax Returns	25
10.2.	Taxable Year	25
10.3.	Tax Elections	25
10.4.	Tax Controversies	26
10.5.	Organization Expense	26
10.6.	Taxation as a Partnership	26
10.7.	Tax Shelter Investor List	26

ARTICLE XI

Transfer of Interests

11.1.	Transfer	26
11.2.	Transfer of Interest of Managing General Partner	26
11.3.	Transfer of Interest of a Limited Partner	27

ARTICLE XII

Admission of Successor Partners

12.1.	Admission of Successor Limited Partner	27
12.2.	Amendment of Agreement and of Certificate of Limited Partnership	27

ARTICLE XIII

Option to Sell and Option to Purchase the Partnership Interests Held by the Class A Limited Partners

13.1.	Introduction; Definition of Terms	27
13.2.	Grant to Class A Limited Partners of Option to Sell	29
13.3.	Grant to Partnership of Option to Purchase	29
13.4.	Grant to Purchasing Group of Option to Purchase	29
13.5.	Determination of Net Income for a Fiscal Year	29
13.6.	Resolution of Disputes	30
13.7.	Determination of the Option Price	30
13.8.	Procedure for Exercise of an Option; Payment of the Option Price	30
13.9.	Right of the Partnership to Purchase the Partnership Interest of a Departing Employee	32
13.10.	Right of a Purchase Group to Purchase the Partnership Interest of a Departing Employee	33
13.11.	Termination by Reason of Death or Incapacity During the Early Departure Period	36
13.12.	Partnership’s Purchase Right in the Event of Certain Actions	36
13.13.	Effect of Acquisition of Other Businesses on Earnings	36
13.14.	Right to Purchase	37
13.15.	Amendment to Article XIII	37
13.16.	No Right to Employment	37

ARTICLE XIV

Dissolution and Liquidation

14.1.	Dissolution	37
14.2.	Continuation of the Business of the Partnership After Dissolution	38
14.3.	Liquidation	39
14.4.	Distribution in Kind	40
14.5.	Cancellation of Certificate of Limited Partnership	40
14.6.	Reasonable Time for Winding Up	40
14.7.	Return of Capital	40
14.8.	Waiver of Partition	40

ARTICLE XV

Amendment of Partnership Agreement

15.1.	Amendment to be Adopted Solely by the Managing General Partner	40
15.2.	Amendment Procedures	41

ARTICLE XVI

General Provisions

16.1.	Addresses	41
16.2.	Notices	41
16.3.	Titles and Captions	42
16.4.	Pronouns and Plurals	42
16.5.	Binding Effect	42
16.6.	Integration	42
16.7.	Creditors	42
16.8.	Waiver	42
16.9.	Counterparts	42
16.10.	Applicable Law	42
16.11.	Invalidity of Provisions	42
16.12.	Enforcement Costs	42

v

AGREEMENT OF LIMITED PARTNERSHIP

OF

SERVICEMASTER MANAGEMENT SERVICES LIMITED PARTNERSHIP

This Amended and Restated Agreement of Limited Partnership of ServiceMaster Management Services Limited Partnership, a Delaware limited partnership (the “Partnership”) is entered into as of January 1, 1994, by and among ServiceMaster Management Services, Inc., a Delaware corporation, as the managing general partner (the “Managing General Partner”), The ServiceMaster Company Limited Partnership, a Delaware limited partnership, as the special general partner (the “Special General Partner”), the persons executing the “Class A Limited Partner Signature Pages”, as the Class A Limited Partners (“Class A Limited Partners”), and The ServiceMaster Company Limited Partnership, as the Class B Limited Partner (“Class B Limited Partner”). The Class A Limited Partners and the Class B Limited Partners are collectively referred to herein as the “Limited Partners” and the two general partners and the Limited Partners are collectively referred to herein as the “Partners”.

RECITALS:

A. Since December 31, 1991, the Partnership has been, and the Partnership will continue to be, the organization through which the Management Services Business of the ServiceMaster enterprise is carried out; and

B. The Managing General Partner, the Special General Partner and the Class B as a Limited Partner desire to admit the Class A Limited Partners as partners in the Partnership.

NOW, THEREFORE, in consideration of the foregoing and the terms and conditions set forth below, the Partners agree as follows:

ARTICLE I

Organizational Matters

1.1. Formation. The Partners hereby continue the Partnership as a limited partnership pursuant to the provisions of the Delaware Revised Uniform Limited Partnership Act (the “Delaware Act”). Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Delaware Act. The Partnership Interest of any Partner shall be personal property for all purposes.

1.2. Name. The name of the Partnership shall be, and the business of the Partnership shall be conducted under the name of, “ServiceMaster Management Services”. The Partnership’s business may be conducted under any other name or names deemed advisable by the Managing General Partner, including the name of the Managing General Partner or any Affiliate. The words “Limited Partnership” or the abbreviation “L-P.” shall be included in the Partnership’s name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The Managing General Partner in its sole discretion may change the name of the Partnership at any time and from time to time.

1.3. Registered Office; Principal Office. (a) The address of the registered office of the Partnership in the State of Delaware shall be Corporation Trust Center, 1229 Orange Street, Wilmington, New Castle County, Delaware 19801. The registered agent for service of process on the Partnership in the State of Delaware at such registered office shall be The Corporation Trust Company.

(b) The principal office of the Partnership shall be One ServiceMaster Way, Downers Grove, Illinois 60515, or such other place as the Managing General Partner may from time to time designate. The Partnership may maintain offices at such other place or places as the Managing General Partner deems advisable.

1.4. Power of Attorney. (a) Each of the Partners hereby constitutes and appoints the Managing General Partner and the Liquidator (as hereinafter defined), and any successor to either thereof by merger, assignment, election, or otherwise, with full power of substitution as his true and lawful agent and attorney-in-fact, with full power and authority in his name, place, and stead, to:

(i) execute, swear to, acknowledge, deliver, file, and record in the appropriate office:

(A)	this Agreement, all certificates and other instruments, and all amendments thereof which the Managing General Partner or the Liquidator deems reasonable and appropriate or necessary to form, qualify, or continue the qualification of the Partnership as a limited partnership (or a partnership in which limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property;

(B)	all instruments which the Managing General Partner or the Liquidator deems appropriate or necessary to reflect any amendment, change, modification, or restatement of this Agreement made in accordance with its terms;

(C)	conveyances and other instruments or documents which the Managing General Partner or the Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including a certificate of cancellation; and

(D)	all instruments relating to the admission, withdrawal, or substitution of a partner pursuant to Articles XI and XII;

(ii) execute, swear to, and acknowledge all ballots, consents, approvals, waivers, certificates, and other instruments appropriate or necessary in the sole discretion of the Managing General Partner or the Liquidator to make, evidence, give, confirm, or ratify any vote, consent, approval, agreement, or other action which is made or given by the Partners hereunder or is consistent with the terms of this Agreement and/or appropriate or necessary in the sole discretion of the Managing General Partner or the Liquidator to effectuate the terms or intent of this Agreement.

Nothing herein contained shall be construed as authorizing the Managing General Partner to amend this Agreement except in accordance with Article XV or as otherwise expressly provided for in this Agreement.

(b) The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, and it shall survive and not be affected by the subsequent dissolution, bankruptcy, or termination of any Partner or the transfer of all or any portion of any Partner’s Partnership Interest and shall extend to each Partner’s successors, assigns and representatives. Each Partner, in its capacity as such, hereby agrees to be bound by any representations made by the Managing General Partner or the Liquidator, acting in good faith pursuant to such power of attorney; and each Partner hereby waives any and all defenses which may be available to contest, negate, or disaffirm the action of the Managing General Partner or the Liquidator, taken in good faith under such power of attorney. Each Partner shall execute and deliver to the Managing General Partner or the Liquidator, within fifteen days after receipt of the Managing General Partner’s or the Liquidator’s request therefor, such further designations, powers of attorney, and other instruments as the Managing General Partner or the Liquidator deem necessary to effectuate this Agreement and the purposes of the Partnership.

1.5. Term. The Partnership commenced upon the filing of the Certificate of Limited Partnership in accordance with the Delaware Act, and the Partnership shall continue in existence until the close of the Partnership business on December 31, 2040, or until the earlier termination of the Partnership in accordance with the provisions of Article XIV.

ARTICLE II

Definitions

2.1. Defined Terms. Unless clearly indicated to the contrary, the following definitions shall, for all purposes, be applied to the terms used in this Agreement. Article XIII also contains definitions for application to that Article.

“Adjusted Capital Account Deficit” means, with respect to each of the Partners, the deficit balance, if any, in such Partner’s Capital Account as of the end of the relevant fiscal year, after giving effect to the following adjustments: (1) credit to such Capital Account any amounts which such Partner is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentence of Treasury Regulation sec.1.704-1(b)(4)(iv)(f); and (2) debit to such Capital Account the items described in Treasury Regulation sec. 1.704-1(b)(2)(ii)(d)(4), (5) and (6). This definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Treasury Regulation sec. 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Adjusted Property” means any property for which the Carrying Value has been adjusted pursuant to Section 4.8 or Section 4.9. Once an Adjusted Property is deemed distributed by, and recontributed to, the Partnership for federal income tax purposes upon a termination thereof pursuant to Section 708 of the Code, such property shall thereafter constitute a Contributed Property until the Carrying Value of such property is further adjusted pursuant to Section 4.8 or Section 4.9.

“Affiliate” means any Person that directly or indirectly controls, is controlled by, or is under common control with, the Person in question. As used in the definition of “Affiliate”, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreed Value” means, with respect to any Contributed Property transferred to the Partnership, the fair market value of such property as determined by the Managing General Partner. The Managing General Partner shall, in its discretion, use such method as it deems reasonable and appropriate to allocate the aggregate Agreed Value of the Contributed Properties transferred to the Partnership in a single or integrated transaction among each separate property. The Agreed Value of any Contributed Property shall reflect any adjustments made pursuant to Section 4.6.

“Agreement” means this Amended and Restated Agreement of Limited Partnership, as it may be amended, supplemented or restated from time to time.

“Book-Tax Disparity” means, with respect to a Contributed Property or Adjusted Property, as of any date of determination, the difference between the Carrying Value of such Contributed Property or Adjusted Property and the adjusted basis thereof for federal income tax purposes. A Partner’s or assignee’s share of the Partnership’s Book-Tax Disparities in all of its Contributed Property and Adjusted Property will be reflected by the difference between such Partner’s or assignee’s Capital Account balance, as maintained pursuant to Article IV, and such balance had e Capital Account been maintained strictly in accordance with tax accounting principles.

“Business Day” means Monday through Friday of each week, except that a holiday recognized as such by the Government of the United States or the State of Illinois shall not be regarded as a Business Day.

“Capital Account” means the capital account maintained for a Partner pursuant to Section 4.5.

“Capital Contribution” means any cash and cash equivalent which a Partner contributes to the Partnership pursuant to Article IV.

“Carrying Value” means (a) with respect to a Contributed Property, the Agreed Value of such property reduced (but not below zero) by all depreciation, cost recovery deductions, and amortization deductions with respect to such property charged to the Capital Accounts as well as any other changes to such Carrying Value for sales, retirements, and other dispositions of assets included in a Contributed Property, at the time of determination; and (b) with respect to any other property, the adjusted basis thereof for federal income tax purposes, as of the time of determination, provided that if the value of such property shall be adjusted pursuant to Section 4.6, then (until a further adjustment shall be prescribed by this Agreement), the Carrying Value of such property shall thereafter be equal to the value after giving effect for such adjustment and to deductions for depreciation, cost recovery or amortization thereafter prescribed with respect to such property by paragraph (ii). The Carrying Value of any property shall be adjusted from time to time in accordance with Section 4.8 or Section 4.9, and to reflect changes, additions or other adjustments to the Carrying Value for dispositions, acquisitions or improvements of Partnership properties, as deemed appropriate by the Managing Partner.

“Certificate of Limited Partnership” means the Certificate of Limited Partnership filed with the Secretary of State of the State of Delaware pursuant to Section 1.4, as it may be amended and/or restated from time to time.

“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time, and applicable regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

“Contributed Property” means each Contributing Partner’s interest in each property or other consideration, in such form as may be permitted by the Delaware Act (but excluding cash and cash equivalents) which is contributed to the Partnership by such Contributing Partner (or deemed contributed to the Partnership upon termination thereof pursuant to Section 708 of the Code). Once the Carrying Value of a Contributed Property is adjusted pursuant to Section 4.6, such property shall no longer constitute a Contributed Property for purposes of Section 5.3 but shall thereafter constitute an Adjusted Property for such purposes.

“Contributing Partner” means each Partner contributing (or deemed to have contributed, upon termination of the Partnership pursuant to Section 708 of the Code) property to the Partnership in exchange for Partnership Interests.

“Delaware Act” means the Delaware Revised Uniform Limited Partnership Act, 6 Del. Code, Sections 17-101, et seq., as it may be amended from time to time, and any successor to such Act.

“Designated Amount” has the meaning specified in Section 6.1(b).

“Fiscal Year” means the calendar year.

“General Partners” means the Managing General Partner and the Special General Partner.

“Limited Partners” means the Class A Limited Partners and the Class B Limited Partner.

“Liquidator” has the meaning specified in Section 14.3.

“Managing General Partner” means ServiceMaster Management Services, Inc., a Delaware corporation.

“Management Services Business” means the business as described in the Assignment and Assumption Agreement between The ServiceMaster Company and ServiceMaster Management Services L.P. dated January 1, 1993 (which description is incorporated herein by reference) as continued, enlarged or contracted since that date as a result of the conduct of business by the Partnership.

“Net Agreed Value” means (a) in the case of any Contributed Property, the Agreed Value of such property or other consideration reduced by any indebtedness or liabilities either assumed by the Partnership upon such contribution or to which such property is subject when contributed, and (b) in the case of any property currently distributed to a Partner pursuant to Section 5.6 or distributed in liquidation of the Partnership pursuant to Sections 14.3 or 14.4, the Partnership’s Carrying Value of such property at the time such property is distributed reduced by any indebtedness either assumed by such Partner upon such distribution or to which such property is subject at the time of distribution.

“Net Cash Flow” means the total cash receipts generated from the operations of the Partnership, the sale or other disposition of any Partnership property, or otherwise (but specifically excluding (i) receipts from Capital Contributions and (ii) proceeds from loans to the Partnership), reduced by (a) all expense incident to the operation and management of the Partnership (but excluding any expense not involving a cash outlay, such as amounts charged for depreciation); (b) all current payments on account of any loans to the Partnership, including without limitation debt service to third party lenders; (c) expenditures for capital assets not financed through reserves previously set aside by the Partnership for such purposes; and (d) reasonable reserves for working capital and future obligations.

“Net Income” means, for any period with respect to which the Partnership has any item of income, gain, deduction or loss (as determined under Section 5.1 and Section 4.6 which is to be reflected in the Capital Accounts, the excess (if any) of (a) the total amount of such items of income and gain for the period over (b) the total amount of such items of deduction and loss for the period, provided, however, that in the application of Article XIII, the term “Net Income” shall have the meaning set forth in Section 13.1.

“Net Loss” means, for any period with respect to which the Partnership has any item of income, gain, deduction or loss (as determined under Sections 5.1 and 4.6 which is to be reflected in the Capital Accounts, the excess (if any) of (a) the total amount of such items of deduction and loss for the period over (b) the total amount of such items of income and gain for the period.

“Opinion of Counsel” means a written opinion of counsel acceptable to the Managing General Partner. Such counsel may be the regular counsel to the Partnership or the Managing General Partner.

“Parent Partnership” means ServiceMaster Limited Partnership, a Delaware limited partnership.

“Partners” has the meaning set forth in the introductory paragraph to this Agreement.

“Partnership” means the limited partnership organized pursuant to this Agreement.

“Partnership Interest” means the interest of a Partner in the Partnership.

“Percentage Interest” means, the percentage ownership of the Partnership held by a given Partner at any time. On January 1, 1994, the Percentages Interests of the Partners were as follows: the Managing General Partner: 0.1%; the Special General Partner: 0.9%; the Class A Limited Partners collectively: 9.6282%; and the Class B Limited Partner: 89.3718%. The General Partner shall maintain in the books and records of the Partnership a record of the Percentage Interest held by each Partner. The Partners contemplate that the aggregate percentage interest of the Class A Limited Partners may increase to not more than 10% at a date or dates subsequent to January 1, 1994 (with a correlative adjustment in the Percentage Interest of the Class B Limited Partner). The Percentage Interest of each Class A Limited Partner shall be fixed at the date of his or her admission to the Partnership and any subsequent redemption or issuance of the Partnership Interest of a Class A Limited Partner shall be balanced by a correlative adjustment in the Percentage Interest of the Class B Limited Partner.

“Person” means an individual, corporation, partnership, trust, or unincorporated organization, association, or other entity.

“Recapture Income” means any gain recognized by the Partnership (computed without regard to any adjustment required by Section 734 or 743 of the Code) upon the disposition of any property or asset of the Partnership that does not constitute capital gain or Section

1231 gain for federal income tax purposes because such gain represents the recapture of deductions previously taken with respect to such property or assets.

“Residual Gain” or “Residual Loss” means any net gain or net loss, as the case may be, of the Partnership recognized for federal income tax purposes resulting from a sale, exchange or other disposition of a Contributed Property or an Adjusted Property, to the extent such net gain or net loss is not allocated pursuant to Section 5.4 (a) to eliminate Book-Tax Disparities.

“ServiceMaster Management Services Affiliate” means any Affiliate of the Partnership.

“Unrealized Gain” attributable to a Partnership property means, as of any date of determination, the excess (if any) of the fair market value of such property (as determined pursuant to Section 4.6) as of such date of determination over the Carrying Value of such property as of such date of determination (prior to any adjustment to be made pursuant to Section 4.6 as of such date).

“Unrealized Loss” attributable to a Partnership property means, as of any date of determination, the excess (if any) of the Carrying Value of such property as of such date of determination (prior to any adjustment to be made pursuant to Section 4.6 as of such date) over the fair market value of such property (as determined pursuant to Section 4.6) as of the date of such determination.

ARTICLE III

Purpose

3.1. Purpose. The purpose and business of the Partnership shall be to conduct the Management Services Business as currently or hereafter conducted. Such business shall include, without limitation, the acquisition, management, operation, and disposition of the assets acquired by the Partnership, the carrying on of any businesses relating thereto or arising therefrom, the entering into any partnership, joint venture, or other similar arrangement to engage in any of the foregoing or the ownership of interests in any entity engaged in any of the foregoing, and anything incidental or necessary to the foregoing, all for the production of income and profit.

ARTICLE IV

Capital Contributions

4.1. Managing General Partner. (a) The Managing General Partner shall not be required to contribute to the capital of the Partnership except (i) as may be necessary to pay liabilities of the Partnership for which provision cannot otherwise be made through cash flow generated from operations of the Partnership or debt incurred in accordance with this Agreement or (ii) as otherwise expressly required pursuant to the provisions of this Agreement.

(b) The Managing General Partner will at all times while servicing in such capacity retain a Percentage Interest which entitles the Managing General Partner to a 0.1% participation in the income, gains, losses, deductions, and credits of the Partnership, but only for so long as it continues to serve in such capacity.

4.2. Special General Partner. The Special General Partner will at all times while serving in such capacity retain a Percentage Interest which entitles it to a 0.9% participation in the income, gains, losses, deductions, and credits of the Partnership, but only for so long as it continues to be serve in such capacity.

4.3. Class A Limited Partners. Effective January 1, 1994, each of the Class A Limited Partners contributed to the Partnership cash or property in the amount set forth on the signature page for such Class A Limited Partner. Each Class A Limited Partner is entitled to participate in the Partnership’s income, gains, losses, deductions and credits on the basis of his or her Percentage Interest, but only so long as his or her Partnership Interest is outstanding.

4.4. Class B Limited Partner. Effective January 1, 1994, the Class B Limited Partner shall be entitled to participate in the income, gains, losses, deductions, and credits of the Partnership on the basis of its Percentage Interest on that date. (If the collective Percentage Interest of the Class A Limited Partners is changed, the Percentage Interest of the Class B Limited Partner shall be adjusted in a manner reciprocal to such change, as provided in the definition of “Percentage Interest”).

4.5. Capital Accounts. The Partnership shall maintain for each Partner a separate capital account in accordance with the rules of Treasury Regulation Section 1.704-1(b)(2)(iv). Except as otherwise required by Treasury Regulation Section 7.704-1(b)(2)(iv), such capital account shall be increased by (i) the amount of any cash on the Net Agreed Value of any property contributed to the Partnership by such Partner and (ii) all items of Partnership income and gain (including income and gain exempt from tax) computed in accordance with Section 4.6 and allocated to such Partner pursuant to Article V. The Capital Account of each Partner shall be decreased by: (i) the cash amount or Net Agreed Value of all actual and deemed distributions of cash or property made to such Partner pursuant to this Agreement and (ii) all items of Partnership deduction and loss allocated to such Partner pursuant to Article V.

4.6. Computation Rules. For purposes of computing the amount of Net Income or Net Loss for any period, the determination, recognition, and classification of each item of income, gain, deduction or loss comprising such Net Income or Net Loss shall be the same as its determination, recognition, and classification for federal income tax purposes (including any method of depreciation, cost recovery, or amortization used for this purpose); provided, that unless otherwise required under Treasury Regulation Section 1.704-1(b)(2)(iv):

(i) Solely for purposes of the application of the provisions hereof, the Partnership shall be treated as owning directly its proportionate share of all property owned by any partnership, joint venture, or similar entity in which the Partnership has an ownership interest (as determined by the Managing General Partner based upon the provisions of the governing documents of such entity).

(ii) In accordance with the requirements of Section 704(b) of the Code, any deductions for depreciation, cost recovery, or amortization attributable to a Contributed Property shall be determined as if the adjusted basis of such property on the date it was acquired by the Partnership were equal to the Agreed Value of such property. Upon an adjustment pursuant to Section 4.8 or 4.9 to the Carrying Value of any Partnership property subject to depreciation, cost recovery, or amortization, any further deductions for such depreciation, cost recovery, or amortization attributable to such property shall be determined (A) as if the adjusted basis of such property were equal to the Carrying Value of such property immediately following such adjustment and (B) using a rate of depreciation, cost recovery, or amortization derived under the same method and useful life as is applied for federal income tax purposes; provided, however, that if the asset has a zero adjusted basis, depreciation, cost recovery, or amortization, then deductions shall be determined using any reasonable method that the Managing General Partner may adopt.

(iii) Any income, gain, or loss attributable to the taxable disposition of any property shall be determined by the Partnership as if the adjusted basis of such property as of the date of such disposition were equal in amount to the Partnership’s Carrying Value with respect to such property as of such date.

(iv) If the Partnership’s adjusted basis in a depreciable or cost recovery property is reduced for federal income tax purposes pursuant to Section 50(c)(1) of the Code (or any analogous provisions), the amount of such reduction shall, solely for purposes hereof, be deemed to be an additional depreciation or cost recovery deduction in the year that such property is placed in service and shall be allocated among the Partners pursuant to Article V. Any restoration of such basis pursuant to Section 50(c)(2) (or any analogous provision) of the Code shall be allocated in the same manner to the Partnership Interests to which such deemed deduction was allocated.

(v) All fees and other expenses incurred by the Partnership to promote the sale of (or to sell) an interest in the Partnership that can neither be deducted nor amortized under Section 709 of the Code shall be treated as an item of deduction and shall be allocated among the Partners pursuant to Article V.

(vi) Except as otherwise provided in Treasury Regulation Section 1.704-1(b)(2)(iv)(m), the computation of all items of income, gain, loss, and deduction shall be made without regard to any election under Section 754 of the Code which may be made by the Partnership and, as to those items described in Section 705(a)(1)(B) or 705(a)(2)(B) of the Code (or treated as described in Treasury Regulation Section 1.704-1(b)(2)(iv)(i)), without regard to the fact that such items are not includable in gross income or are neither currently deductible nor capitalizable for federal income tax purposes.

4.7. Effect of Transfer of Partnership Interest. Generally, a transferee of a Partnership Interest shall succeed to the Capital Account of the transferor relating to the Partnership Interest transferred. However, if the transfer causes a termination of the Partnership under Section 708(b)(1)(B) of the Code, the Partnership properties shall be deemed to have been distributed in liquidation of the Partnership to the Partners (including the transferee of the Partnership Interest) and deemed recontributed by such Partners and transferees in reconstitution of the Partnership. In such event, the Carrying Values of the Partnership properties shall be adjusted immediately prior to such deemed distribution pursuant to Section 4.6, and such adjusted Carrying Values shall constitute the Agreed Values of such properties upon such deemed contribution to the reconstituted Partnership. The Capital Accounts of such reconstituted Partnership shall be maintained in accordance with the principles of this Agreement.

4.8. Issuance of Additional Partnership Interests. Consistent with the provisions of Treasury Regulation Section 1.704-1(b)(2)(iv), upon the contribution to the Partnership of cash or properties in exchange for additional interests in the Partnership, the Managing General Partner shall make appropriate adjustments to the Capital Accounts (and other Carrying Values of the Partnership’s properties).

4.9. Redemptions. In accordance with Treasury Regulation Section 1.704-1(b)(2)(iv), immediately prior to actual or deemed distribution of any Partnership property (other than cash or cash equivalents), the Capital Accounts of all Partners and the Carrying Values of Partnership properties shall be adjusted (consistent with the provisions hereof) upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to each Partnership property (as if such Unrealized Gain or Unrealized Loss had been recognized upon an actual sale of each property, immediately prior to such distribution, and had been allocated to the Partners at such time pursuant to Article V). In determining the Unrealized Gain or Unrealized Loss, the aggregate fair market value of Partnership properties as of any date of determination shall, in the case of a current distribution pursuant to Article V (or deemed distribution occurring as a result of a termination of the Partnership pursuant to Section 708 of the Code), be determined in the same manner provided in Section 4.7 or in the case of a liquidating distribution pursuant to Article IV, be determined by the Managing General Partner using such reasonable methods of valuation as it may adopt.

4.10. Interest. No interest shall be paid by the Partnership on Capital Contributions or on balances in Partners’ Capital Accounts.

4.11. No Withdrawal. No Partner shall be entitled to withdraw any part of his, her or its Capital Contribution or its Capital Account or to receive any distribution from the Partnership except as provided in Article VI and Article XIV.

4.12. Loans From Partners. Loans by a Partner to the Partnership shall not be considered Capital Contributions. If any Partner shall advance funds to the Partnership in excess of the amounts required hereunder to be contributed by it to the capital of the Partnership, the making of such advance shall not result in any increase in the amount of the Capital Account of such Partner. The amounts of any such advances shall be a debt of the Partnership to such Partner and shall be payable or collectible only out of the Partnership assets in accordance with the terms and conditions upon which such advances are made.

ARTICLE V

Allocations

5.1. Determination of Profits and Losses. The profits and losses of the Partnership shall be determined for each Fiscal Year in accordance with the accrual method of accounting within ninety (90) days after the end of such Fiscal year. The terms “Net Income” and “Net Losses” as used herein include each item of Partnership income, gain, loss, deduction, and credit, as the case may be.

5.2. General Rule for Capital Account Allocations. Except as otherwise provided in this Agreement, for purposes of maintaining the Capital Accounts of the Partners and determining the rights of the Partners among themselves, the Net Income and the Net Loss of the Partnership shall be allocated with respect to each Fiscal Year to the Partners in accordance with their Percentage Interests.

5.3. Exceptions to the General Rule. (a) If any Partner unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulation Sections 1.704¬1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6), items of the Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate a deficit (within the meaning of Treasury Regulation Section 1.704-1(b)(2)(ii)(d)) in his, her or its Capital Account created by such adjustments, allocations or distributions as quickly as possible; provided that, to the extent possible without violating the provisions or purposes of Code Section 704 or the Treasury Regulations thereunder, the Partnership’s subsequent income, gains, losses, deductions and credits will be allocated so as to achieve as nearly as possible the results that would have been achieved if this Section 5.3(a) was not in this Agreement. This Section 5.3(a) is intended to constitute a “qualified income offset” within the meaning of Treasury Regulation Section 1.704-1(d)(3).

(b) If, and to the extent that, any Partner is deemed to recognize income as a result of any transaction between such Partner and the Partnership pursuant to Sections 1272-1274, Section 7872, Section 483 or Section 482 of the Code, or any similar provision now or hereafter in effect, any corresponding resulting loss or deduction of the Partnership shall be allocated to the Partner who was charged with such income if and to the extent necessary to avoid consequences that were not anticipated by the partners at the time of the transaction.

(c) Items of loss or deduction attributable to partner nonrecourse debt (as defined in Treasury Regulation Section 1.704-2(b)(4)) shall be allocated in the manner required by Treasury Regulation Section 1.704-2(i). If there is a net decrease in partnership minimum gain (determined pursuant to Treasury Regulation Section 1.704-2(d)) or partner nonrecourse debt minimum gain (as defined in Treasury Regulation Section 1.704-2(i)(3)) during any calendar year, each Partner shall be allocated items of income and gain for such calendar year (and, if necessary, for subsequent years) in the amounts and of such character as determined according to Treasury Regulation Section 1.704-2(f) and (i)(4), respectively. This Section 5.3(c) is intended to be a minimum gain chargeback provision that complies with the requirements of Treasury Regulation Section 1.704-2(f) and (i), and shall be interpreted in a manner consistent therewith.

(d) Allocations made pursuant to Section 5.3(c) shall be made before any other allocation of Partnership items is made pursuant to this Section 5.3.

(e) To the extent possible without violating the provisions or purposes of Code Section 704 or the Treasury Regulations thereunder, the Partnership’s subsequent income, gains, losses, deductions and credits will be allocated so as to achieve as nearly as possible the results that would have been achieved if Section 5.3(c) was not in this Agreement.

(f) To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Section 734(b) or 743(b) of the Code is required, pursuant to Treasury Regulations Section 1.704-

1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis), and such item of gain or loss shall be allocated in a manner consistent with the manner in which the Capital Accounts are required to be adjusted pursuant to the Treasury Regulations.

5.4. Allocations for Tax Purposes. (a) For federal income tax purposes, except as otherwise provided in this Section 5.4, each item of income, gain, loss, deduction and credit of the Partnership shall be allocated among the Partners in the same manner as its correlative “book” item of income gain, loss, deduction or credit has been allocated pursuant to Sections 5.2 and 5.3.

(b) In the case of a Contributed Property or Adjusted Property, items of income, gain, loss, depreciation and cost recovery deductions attributable thereto shall be allocated for federal income tax purposes among the Partners as follows:

(i) In the case of a Contributed Property, such items shall be allocated among the Partners in a manner that takes into account the variation between the Agreed Value of such property and its adjusted basis at the time of contribution in attempting to eliminate Book-Tax Disparities.

(ii) In the case of an Adjusted Property, such items shall (A) first be allocated among the Partners in a manner consistent with the principles of Section 704(c) of the Code to take into account the Unrealized Gain or Unrealized Loss attributable to such property and the allocations thereof pursuant to Section 5.4 in attempting to eliminate Book-Tax Disparities and (B) second, in the event such property was originally a Contributed Property, allocated among the Partners in a manner consistent with the first sentence of Section 5.4.

(c) Any gain allocated to the Partners pursuant to this Section 5.4 which arises upon the sale or other taxable disposition of any Partnership property for any taxable period shall be characterized as Recapture Income in the same proportions and to the same extent as such Partners and (or their predecessors in interest) have been allocated any deductions directly or indirectly giving rise to the treatment of such gain as Recapture Income. The balance of such gain, if any, shall be characterized as Recapture Income to such Partners whose share of such gain exceeds their share of Recapture Income in the proportion which such excess gain of such Partners bears to the aggregate excess gain.

(d) All items of income, gain, loss, deduction, credit and basis allocation recognized by the Partnership for federal income tax purposes and allocated to the Partners in accordance with the provisions hereof shall be determined without regard to any election under Section 754 of the Code which may be made by the Partnership; provided, however, such allocations, once made, shall be adjusted as necessary or appropriate to take into account those adjustments permitted by Sections 734 and 743 of the Code and, where appropriate, to provide only Partners recognizing gain on Partnership distributions covered by Section 734 of the Code with the federal income tax benefits attributable to the increased basis in Partnership property resulting from any election under Section 754 of the Code.

(e) It is intended that the allocations prescribed in Sections 5.4(b)(i) and (b)(ii) constitute allocations for federal income tax purposes that are consistent with Section 704 of the Code and comply with any limitations or restrictions therein.

(f) Each item of Partnership income, gain, loss, deduction and credit attributable to a transferred Partnership Interest shall, for federal income tax purposes, be determined on an annual pro rated basis (or other basis, as required or permitted by Section 706 of the Code) and shall be allocated to the Partners who own Partnership Interests based on the number of days each such Partner is recognized by the Partnership as owning such Partnership Interest; provided, however, that gain or loss on a sale or other disposition of all or a substantial portion of the assets of the Partnership shall be allocated to the record holder of the Partnership Interest on the date of sale. The Managing General Partner may revise, alter or otherwise modify such methods of determination and allocation as it determines appropriate, to the extent permitted by Section 706 of the Code and regulations or rulings promulgated thereunder.

(g) Solely for purposes of the interpretations and application of this Article V, the Partnership shall be treated as owning its proportionate share of all properties owned by a partnership which is an Affiliate.

5.5. Allocation in the Event of Transfers. Each item of income, gain, loss, deduction, or credit which is allocable to a Partner’s Partnership Interest that is transferred in whole or in part during any year shall, if permitted by law, be allocated according to the varying Percentage Interests of the Partners during the year. In applying this rule, the Partners shall prorate such Partnership items over the Partnership year by assigning the appropriate portion of each such item to each day in the period to which it is attributable.

5.6. Allocation of Profits and Losses on Distribution of Assets in Kind. In the event that all or a portion of the assets of the Partnership are distributed to the Partners in kind, the Capital Accounts of the Partners shall be—

(a) Increased by the gain which would have been recognized by the Partnership if the assets to be distributed in kind were sold by the Partnership at a price equal to the fair market value of such assets, and any such profits were allocated between the Partners in accordance with the provisions of this Article V; or

(b) Decreased by the loss which would have been recognized by the Partnership if the assets to be distributed in kind were sold by the Partnership at a price equal to the fair market value of such assets, and any such losses were allocated between the Partners in accordance with the provisions of this Article V.

The term “fair market value” shall be an amount agreed upon unanimously by the Partners within thirty (30) days of a determination to distribute assets in kind pursuant hereof and, if not so agreed, by appraisal performed by an appraiser selected in the reasonable good faith discretion of the Managing General Partner, provided that such appraiser shall be an M.A.I. appraiser with at least five (5) years prior experience in valuing similar assets.

5.7. Elections. In the event of a transfer of a Partnership Interest, including a transfer at death, the Partnership, upon the good faith approval of the Managing General Partner (who shall specifically take into account the request of the Partner acquiring such Partnership Interest), may elect, pursuant to Section 754 of the Code, to adjust the basis of the Partnership’s assets. Except insofar as an election pursuant to Section 754 has been made with respect to the interest of any Partner, the determination for federal income tax purposes of any Net Income or Net Loss shall be made as provided for in this Agreement. Each Partner agrees to furnish the Partnership with all information necessary to give effect to such election.

5.8. Deficit in Capital Account Balances. Upon dissolution and termination of the Partnership, the Managing General Partner, after giving effect to all contributions, distributions, and allocations for all taxable years, including the year in which such liquidation occurs, shall contribute to the capital of the Partnership an amount equal to the negative balance, if any, in its Capital Account in compliance with Treasury Regulation Section 1.704-1(b)(2)(ii)(b)(3). Any amount contributed by the Managing General Partner under this Section 5.8 shall be distributed according to the priorities set forth in Section 14.3.

5.9. Recharacterization of Fees and Guaranteed Payments. Notwithstanding anything to the contrary in this Agreement, if any fees, interest, or other amounts paid or payable to any Partner or any of its Affiliates (or any fees paid or payable to a third party) are deducted by the Partnership in reliance on Section 707(a) of the Code (or would be so deducted if such payee were treated as a Partner) and such fees, interest, or other amounts are disallowed as deductions to the Partnership and are recharacterized as Partnership distributions, then there shall be allocated to such Partner prior to the allocations otherwise pursuant to this Article V an amount of Partnership gross revenues for the year in which such fees, interest, or other amounts are treated as Partnership distributions in an amount equal to such fees, interests, or other amounts treated as distributions.

5.10. Imputation of Profit or Loss. Notwithstanding anything to the contrary in this Agreement, if and to the extent that, as a result of the Partnership engaging in any transaction with any Partner, any Partner is deemed to recognize income as a result of such transaction pursuant to Sections 1272-1274, Section 7372, Section 483, or Section 482 of the Code, or any similar provision now or hereinafter in effect, or the Partnership is deemed to receive income under any of these provisions, then any corresponding resulting loss, deduction, or income of the Partnership shall be allocated to the Partner who engaged in such transaction with the Partnership.

5.11. Minimum Gain. (a) Notwithstanding any other provision of this Agreement, if a Limited Partner’s Capital Account has a deficit balance resulting in whole or in part from allocations of loss or deduction attributable to nonrecourse debt which is secured by Partnership property, which deficit balance exceeds such Partner’s share of minimum gain (as defined below), then gross income and gain shall first be allocated to such Partner in an amount equal to such excess.

(b) For purposes of this Section 5.11, “minimum gain” means the excess of the outstanding principal balance of nonrecourse debt which is secured by Partnership property over the Partnership’s adjusted tax basis of such property.

(c) The Partners hereby acknowledge that this Section 5.11 is intended to comply with the requirements of Treasury Regulation Section 1.704-1(b)(4)(iv) and is to be interpreted, if possible, to comply with requirements of such regulation. The Managing General Partner shall have complete discretion to amend this provision if, in the Opinion of Counsel, such amendment is advisable to comply with Treasury Regulation Section 1.704-1(b)(4)(iv).

5.12. Qualified Income Offset. (a) Except as provided in Section 5.10, if the Limited Partner unexpectedly receives an adjustment, allocation, or distribution due to items set forth in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5), or (6) that results in such Partner having an Adjusted Capital Account Deficit, such Partner shall, as quickly as possible and to the extent required by Treasury Regulation Section 1.704-1(b)(2)(ii)(d), be allocated items of gross income in an amount sufficient to eliminate such Adjusted Capital Account Deficit.

(b) The Partners hereby acknowledge that this Section 5.12 is intended to comply with the requirements of Treasury Regulation Section 1.704-1(b)(2)(ii)(d), relating to a “qualified income offset”, and is to be interpreted, if possible, to comply with the requirements of such regulation. The Managing General Partner shall have complete discretion to amend this provision if such an amendment would not have a material adverse effect on the Limited Partners and if, in the Opinion of Counsel, such amendment is advisable to comply with Treasury Regulation Section 1.704-1(b)(2)(ii)(d).

5.13. Limitation on Allocation of Losses. Notwithstanding the provisions of Section 5.2, Losses allocated pursuant to Section 5.2 shall not exceed the maximum amount of Net Losses that can be so allocated without causing a Limited Partner to have an Adjusted Capital Account Deficit at the end of any Fiscal Year. All Losses in excess of the limitation set forth in this Section 5.13 shall be allocated to the Managing General Partner.

5.14. Curative Allocations. Notwithstanding the provisions of Section 5.2, allocations pursuant to Sections 5.10, 5.11, and 5.12 shall be taken into account in allocating other profits or Losses between the Partners so that to the extent possible the net amount of such allocations of other Profits or Losses and the allocations pursuant to Sections 5.10, 5.11 and 5.12 to each Partner shall be equal to the net amount that would have been allocated to such Partner if the allocations pursuant to Sections 5.10, 5.11 and 5.12 had not occurred.

ARTICLE VI

Distributions of Net Cash Flow

6.1. Distributions of Net Cash Flow Not Within the Context of a Dissolution and Termination of the Partnership. (a) Net Cash Flow not distributed in connection with a dissolution and termination of the Partnership shall be distributed as provided in this Section 6.1.

(b) As used in this Article VI, the term “Designated Amount” shall mean, for the Class A Limited Partners as a group: (1) the total of all interest due from time to time under all of the Class A Limited Partners’ Equity Loans plus (2) the total of the annual federal and state tax obligations imposed on the Class A Limited Partners (and, for purposes of this calculation, it shall be assumed that the taxable income of the Partnership which is allocated to each Class A Limited Partner is subject to tax at the maximum marginal federal tax rate). For purposes of this definition it shall be assumed that each Class A Limited Partner received an Equity Loan equal to 50% of his or her Capital Contribution.

(c) For the period beginning January 1, 1994 and ending December 31, 1998, and for each Fiscal Year thereafter until the first Fiscal Year at the beginning of which no Class A Limited Partner interests are outstanding, the Managing General Partner shall cause the Partnership to distribute: (i) to each of the Class A Limited Partners cash in an amount equal to such Class A Limited Partner’s proportional share of the Designated Amount and (ii) to the Class B Limited Partner an amount determined in the discretion of the Managing General Partner. Distributions of Net Cash Flow made pursuant to this Section 6.1 (c) shall be made at such times during the first period described above and each such Fiscal Year thereafter or within a reasonable time thereafter as determined by the Managing General Partner, except that such distributions shall be made not less often than necessary to enable the Class A Limited Partners to meet their interest and tax payment obligations made and incurred in connection with their Equity Loans and their position as Class A Limited Partners.

(d) Commencing with the first Fiscal Year at the beginning of which no Class A Limited Partner interests are outstanding, the amount and timing of Net Cash Flow distributions shall be determined by the Managing General Partner in its discretion. All Distributions of Net Cash Flow which are made pursuant to this Section 6.1 (d) shall be distributed to the Partners in proportion to their Percentage Interests.

6.2. Distributions of Net Cash Flow in the Context of a Dissolution and Termination of the Partnership. Distributions of Net Cash Flow upon the dissolution and termination of the Partnership shall be made in accordance with the provisions of Section 14.3.

ARTICLE VII

Management and Operation of the Business

7.1. Management. (a) The Managing General Partner shall conduct, direct, and exercise full control over all activities of the Partnership. Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership shall be exclusively vested in the Managing General Partner, and no other Partner shall have any right of control or management over the business and affairs of the Partnership.

(b) In addition to the powers now or hereafter granted to a Managing General Partner of a limited partnership under applicable law or which are granted to the Managing General Partner under any other provisions of this Agreement, the Managing General Partner shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Partnership, subject to the terms of this Agreement, including, without limitation:

(i) the making of any expenditures, the borrowing of money, the guaranteeing of indebtedness and other liabilities, the issuance of evidence of indebtedness, and the incurring of any obligations that it deems necessary for the conduct of the activities of the Partnership in the ordinary course of business;

(ii) the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation, or exchange of any or all of the assets of the Partnership and the merger of the Partnership into another entity;

(iii) the use of the assets of the Partnership (including, without limitation, cash on hand) for any purpose and on any terms it sees fit, including, without limitation, the financing of the conduct of the operations of the Partnership, the lending of funds to other Persons, and the repayment of obligations of the Partnership;

(iv) the negotiation and execution on any terms deemed desirable in its sole discretion and the performance of any contracts, conveyances, or other instruments that it considers useful or necessary to the conduct of the Partnership operations or the implementation of its powers under this Agreement;

(v) the distribution of Partnership cash as provided herein;

(vi) the selection and dismissal of employees and outside attorneys, accountants, consultants, and contractors and the determination of their compensation and other terms of employment or hiring;

(vii) the maintenance of such insurance for the benefit of the Partnership and the Partners as it deems necessary;

(viii) the formation of any further limited or Managing General Partnerships, joint ventures, or other relationships that it deems desirable in the ordinary course of business; and

(ix) the control of any matters affecting the rights and obligations of the Partnership, including, without limitation, the conduct of litigation, the incurring of legal expenses, and the settlement of claims and litigation.

(c) The participation by the Managing General Partner in any agreement authorized or permitted under this Agreement shall not constitute a breach by the Managing General Partner of , any duty that the Managing General Partner may owe to the Partnership or the Limited Partner under this Agreement or under applicable law.

7.2. Certificate of Limited Partnership. The Managing General Partner shall cause to be filed such certificates or documents as may be determined by the Managing General Partner to be reasonable or necessary or appropriate for the formation, continuation, qualification, and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware or any other state in which the Partnership may elect to do business. To the extent that the Managing General Partner in its sole discretion determines such action to be reasonable and necessary or appropriate and not in contravention of this Agreement, the Managing General Partner shall file amendments to the Certificate of Limited Partnership and do all things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware or any other state in which the Partnership may elect to do business. Subject to applicable law, the Managing General Partner may omit from the Certificate of Limited Partnership of the Partnership filed with the Secretary of State of Delaware and from any other certificates or documents filed in any other states in order to qualify the Partnership to do business therein, and from all amendments thereto, the name and address of any Limited Partner and information relating to the Capital Contributions and share of profits of any Limited Partner.

7.3. Reliance by Third Parties. Any other provision of this Agreement to the contrary notwithstanding, no lender or purchaser, including any purchaser of property from the Partnership or any other Person dealing with the Partnership, shall be required to look to the application of proceeds hereunder or to verify any representation by the Managing General Partner as to the extent of the interest in the assets of the Partnership that the Managing General Partner is entitled to encumber, sell, or otherwise use, and any such lender or purchaser shall be entitled to rely exclusively on the representation of the Managing General Partner as to its authority to enter into such financing or sale arrangements and shall be entitled to deal with the Managing General Partner as to its authority to enter into such financing or sale arrangements and shall be entitled to deal with the Managing General Partner on behalf of the Partnership as if it were the sole party in interest therein, both legally and beneficially. In no event shall any Person dealing with the Managing General Partner or the Managing General Partner’s representative with respect to any business or property of the Partnership be obligated to ascertain that the terms of this Agreement have been complied with, or be obligated to inquire into the necessity or expedience of any act or action of the Managing General Partner or the Managing General Partner’s representative; and every contract, agreement, deed, mortgage, security agreement, promissory note, or other instrument or document executed by the Managing General Partner or the Managing General Partner’s representative with respect to the business or property of the Partnership shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (i) at the time of the execution and/or delivery thereof, this Agreement was in full force and effect, (ii) such instrument or document was duly executed in accordance with the terms and provisions of this Agreement and is binding upon the Partnership, and (iii) the Managing General Partner or the Managing General Partner’s representative was duly authorized and empowered to execute and deliver any and every such instrument or document for and on behalf of the Partnership.

7.4. Compensation and Reimbursement of the Managing General Partner. (a) Except as provided in this Section 7.4 and elsewhere in this Agreement, no General Partner shall be compensated for its services as a General Partner to the Partnership.

(b) The Managing General Partner shall be reimbursed for all expenses, disbursements, and advancements’ incurred or made in connection with the organization of the Partnership, the qualification of the Partnership and the Managing General Partner to do business.

(c) The Managing General Partner shall be reimbursed on a monthly basis, or such other basis as the Managing General Partner may determine in its sole discretion, for all direct expenses it incurs or makes on behalf of the Partnership (including amounts paid by the Managing General Partner to any Person to perform services to the Partnership) and for that portion of any in-house legal and accounting costs and expenses, telephone, secretarial, aircraft, travel and entertainment expenses, office rent and other office expenses, salaries and other compensation expenses of employees, officers and directors, other administrative expenses and other expenses necessary or appropriate to the conduct of the Partnership’s business and are allocable to the Partnership. Such reimbursements shall be in addition to any reimbursement to the General Partners as a result of indemnification pursuant to Section 7.8.

7.5. Outside Activities. (a) The Managing General Partner has been organized for the sole purpose of serving as the managing general partner of the Partnership. Accordingly, the Managing General Partner may not enter into or conduct any business in addition to the business of serving as the managing general partner of the partnership under the terms of this Agreement.

(b) Any Affiliate of the Managing General Partner and any director, officer, partner, or employee of the Managing General Partner or any Affiliate of the Managing General Partner may have business interests and engage in business activities in addition to those relating to the Partnership and may engage in any other business and activities for their own account and for the account of others, except for business interests and activities that conflict with or are in direct competition with the Partnership. Except as specified in Section 7.5(a) above and in this Section 7.5(b), no other provision of this Agreement shall be deemed to prohibit any such Person from conducting such other business and other activities. Neither the Partnership nor any of the Partners shall have any rights by virtue of this Agreement or their partnership relationship created hereby in any business ventures of any Affiliate of the Managing General Partner or any director, officer, partner, or employee of the Managing General Partner or an Affiliate of the Managing General Partner.

7.6. Partnership Funds. The funds of the Partnership shall be deposited in such account or accounts as are designated by the Managing General Partner. The Managing General Partner may, in its sole discretion, deposit funds of the Partnership in a central disbursing account maintained by or in the name of the Managing General Partner or the Partnership in which funds of the Partnership and other Persons are also deposited, provided, that at all times books of account are maintained which show the amount of funds of the Partnership on deposit in such account. The Managing General Partner may use the funds of the Partnership as compensating balances for its benefit, provided, that such funds do not directly or indirectly secure, and are not otherwise at risk on account of, any indebtedness or other obligation of the Managing General Partner or any director, officer, partner, employee, or Affiliate thereof. Nothing in this Section 7.6 shall be deemed to prohibit or limit in any manner the right of the Partnership to lend funds to any General Partner or any Affiliate thereof pursuant to Section 7.7(a). All withdrawals from or charges against such accounts shall be made by the Managing General Partner or by its officers or agents. Funds of the Partnership may be invested as determined by the Managing General Partner, except in connection with acts otherwise prohibited by this Agreement.

7.7. Dealings with the General Partners. (a) Any General Partner or any Affiliate thereof may lend to the Partnership funds needed by the Partnership for such periods of time as the Managing General Partner may determine; provided, however, that such General Partner or such Affiliate may not charge the Partnership interest at a rate greater than the rate (including points or other financing charges or fees) that would be charged to the Partnership (without reference to the General Partner’s or the Limited Partners’ financial abilities or guarantees) by unrelated lenders on comparable loans. The Partnership shall reimburse such General Partner or Affiliate for any costs incurred by it in connection with the borrowing of funds obtained by the General Partner or such Affiliate and loaned to the Partnership.

(b) The Managing General Partner may itself, or through an Affiliate, render services to the Partnership. Any service rendered to the Partnership by the Managing General Partner or any such Affiliate shall be on terms that are fair and reasonable to the Partnership. The provisions of Section 7.4 shall apply to the rendering of services described in this Section 7.7(b).

(c) The Partnership may transfer assets to joint ventures, other partnerships, corporations, or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions which are consistent with applicable law as the Managing General Partner deems appropriate.

(d) The Partnership may transfer assets to other partnerships, corporations, or other business entities which are controlled, directly or indirectly, by ServiceMaster Limited Partnership upon such terms and subject to such conditions which are consistent with applicable laws as the Managing General Partner deems appropriate and which are fair to the Limited Partners.

(e) No General Partner or any Affiliate thereof shall sell, transfer, or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are fair and reasonable to the Partnership.

7.8. Indemnification. (a) To the fullest extent permitted by law, the Partnership shall indemnify any Person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, by reason of the fact that the Person is or was a General Partner or a stockholder, director, officer or employee of a General Partner, or is or was serving at the request of a General Partner or the Partnership as a stockholder, director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Person in connection with such action, suit or proceeding, unless such Person failed to act in good faith and in a manner that such Person actually believed to be in or not opposed to the best interests of the Partnership. This indemnification shall continue as to any Person who has ceased to serve in any or all of the foregoing capacities and shall inure to the benefit of the heirs, executors and administrators of any deceased Person. The right to this indemnification shall be deemed a contract right and shall include the right to be advanced currently the expenses incurred in connection with any such action, suit or proceeding.

(b) If a claim under paragraph (a) of this Section is not paid in full by the Partnership within 60 days after a written claim has been received by the Partnership, except in the case of a claim for the advancement of expenses incurred in connection with any action, suit or proceeding in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Partnership to recover the unpaid amount of the claim. If successful in whole or in part in any such suit or in a suit brought by the Partnership to recover the advancement of expenses incurred in connection with any action, suit or proceeding, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such a claim. In any action brought by the indemnitee to enforce a right to indemnification hereunder or by the Partnership to recover the advancement of expenses incurred in connection with any action, suit or proceeding, the Partnership shall have the burden of proving by clear and convincing evidence that the indemnitee is not entitled to be indemnified under this Section or otherwise. No unilateral determination by the Partnership that the indemnitee has not met the standard of conduct set forth in paragraph (a) of this Section 7.8(a) shall create a presumption that the indemnitee has not met that standard of conduct or, in the case of an action brought by the indemnitee under this Section 7.8(b), be a defense to the action.

(c) The right to indemnification and the advancement of expenses conferred in this Section shall not be exclusive of any other right which any Person may have or hereafter acquire under any statute, agreement, act of the Limited Partners or otherwise.

(d) The Partnership may maintain insurance, at its expense, to protect any Person against any expense, liability or loss, whether or not the Partnership would have the power to indemnify such

Person against such expense, liability or loss under the Delaware Act.

(e) The Partnership may, to the extent authorized from time to time by the Managing General Partner, grant rights to indemnification and the advancement of expenses to any employee or agent of the Partnership or any Affiliate lesser than or coextensive with the rights set forth above in this Section.

(f) For purposes of this Section 7.8, the Partnership shall be deemed to have requested an indemnitee to serve as a fiduciary of an employee benefit plan whenever the performance by the indemnitee of his or its duties to the Partnership also imposes duties on, or otherwise involves services by, the indemnitee to the plan or participants or beneficiaries of the plan; and action taken or omitted by the indemnitee with respect to an employee benefit plan in the performance of his or its duties for a purpose actually believed by him or it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is in, or not opposed to, the best interest of the Partnership.

(g) In no event may an indemnitee subject a Limited Partner to personal liability by reason of these indemnification provisions.

(h) An indemnitee shall not be denied indemnification in whole or in part under this Section 7.8 because the indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

7.9. Limitation on Liability . (a) No General Partner and no stockholder, director, officer or employee of a General Partner and no general partner of a General Partner shall be liable to the Partnership or to a Limited Partner unless the Partnership or such Limited Partner satisfies its burden of proof to show by clear and convincing evidence that the Person sought to be held liable (i) breached a duty of loyalty to the Partnership or (ii) acted in bad faith or engaged in intentional misconduct or a knowing violation of law or (iii) derived an improper personal benefit.

(b) Each General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents; and such General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by such General Partner in good faith.

7.10. Resolution of Conflicts of Interest .(a) Unless otherwise expressly provided herein, (a) whenever a conflict of interest exists or arises between any General Partner or Affiliate thereof, on the one hand, and the Partnership or a Limited Partner, on the other hand, or (b) whenever this Agreement or any other agreement contemplated herein provides that such General Partner shall act in a manner which is, or provides terms which are, fair and reasonable to the Partnership, the Managing General Partner shall resolve such conflict of interest, take such action, or provide such terms considering, in each case, the relative interests of each party to such conflict, agreement, transaction, or situation, the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Managing General Partner, the resolution, action, or terms so made, taken, or provided by the Managing General Partner shall not constitute a breach of this Agreement or any other agreement contemplated herein or therein.

(b) Whenever in this Agreement any General Partner is permitted or required to make a decision (i) in its “sole discretion” or “discretion”, with “complete discretion” or under a grant of similar authority or latitude, such General Partner shall be entitled to consider only such interests and factors as it desires and shall have no duty or obligation to give any consideration to any interest or factors affecting the Partnership or any of the other Partners, or (ii) in its “good faith” or under another express standard, such General Partner shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement, or any other agreement contemplated herein or therein. Any standard of care or duty imposed in this Agreement or under the Delaware Act or any other applicable law, rule or regulation shall be modified, waived or limited in each case as required to permit each General Partner to act under this Agreement and to make any decision pursuant to the authority presented in this Section 7.10(b).

7.11. Other Matters Concerning the Managing General Partner. (a) Each General Partner may rely and shall be protected in acting or refraining from acting upon resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

(b) Each General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any opinion of such Persons as to matters which such General Partner believes to be within such Persons’ professional or expert competence shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by such General Partner hereunder in good faith and in accordance with such opinion.

7.12. Title to Partnership Assets. Title to Partnership assets, whether real, personal, or mixed, tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, any General Partner, or one or more nominees, as the Managing General Partner may determine. Each General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of such General Partner shall be held in trust by such General Partner for the use and benefit of the Partnership in accordance with the terms and provisions of this Agreement. All Partnership assets shall be recorded as the property of the Partnership on its books and records irrespective of the name in which legal title to such Partnership assets is held.

ARTICLE VIII

Rights and Obligations of the Limited Partners

8.1. Limitation of Liability. No the Limited Partner and no Person who may become a limited partner hereunder, shall have any liability under this Agreement except as provided in this Agreement or in the Delaware Act.

8.2. Management of Business. The Limited Partners shall not take part in the operation, management, or control (within the meaning of the Delaware Act) of the Partnership’s business, transact any business in the Partnership’s name, or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by a director, officer, Managing General Partner, employee, or agent of a Limited Partner or its Affiliate in his, her or its capacity as such shall not affect, impair, or eliminate the limitations on the liability of any Limited Partner under this Agreement.

8.3. Outside Activities. Each Limited Partner shall be entitled to have business interests and engage in business activities in addition to those relating to the Partnership. Neither the Partnership, any other Partner, nor any one else shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner.

8.4. Return of Capital. No Limited Partner shall be entitled to the withdrawal or return of his, her or its Capital Contribution, except to the extent, if any, that distributions made pursuant to this Agreement or upon termination of the Partnership may be considered as such by law, and then only to the extent provided for in this Agreement.

8.5. Rights of Limited Partners Relating to the Partnership. In addition to other rights provided by this Agreement or by applicable law, each Limited Partner shall have the right, for a proper purpose reasonably related to such Limited Partner’s interest as a limited partner in the Partnership, upon reasonable demand at the expense of the Partnership:

(i) to obtain true and full information regarding the status of the business and financial condition of the Partnership;

(ii) promptly after becoming available, to obtain a copy of the Partnership’s federal, state, and local income tax returns for each year;

(iii) to have furnished to it, upon notification to the Managing General Partner, a current list of the name and last known business, residence, or mailing address of each Partner;

(iv) to have furnished to it, upon notification to the Managing General Partner, a copy of this Agreement and the Certificate of Limited Partnership and all amendments thereto, together with executed copies of any powers of attorney pursuant to which this Agreement, the Certificate of Limited Partnership and all amendments thereto have been executed; and

(v) to inspect and copy any of the Partnership’s books and records and to obtain such other information regarding the affairs of the Partnership as is just and reasonable.

ARTICLE IX

Books, Records, Accounting and Reports

9.1. Records of the Partnership. (a) The Managing General Partner shall keep or cause to be kept at the principal office of the Partnership appropriate books and records with respect to the Partnership’s business, including (without limitation) all books and records necessary to provide to the Limited Partners any information, lists, and copies of documents required to be provided pursuant to this Agreement. Any records maintained by the Partnership in the regular course of its business, including the record of the holders of Partnership Interests, books of account, and records of Partnership proceedings, may be kept on or be in the form of magnetic tape, photographs, micrographics, or any other information storage device; provided, that the records so kept are convertible into clearly legible written form within a reasonable period of time.

(b) Any former partner of the Partnership shall have a right to receive copies of all books and records of the Partnership pertaining to its term as a Partner at the expense of the Partnership.

9.2. Accounting Matters. The books of the Partnership shall be maintained, for financial reporting purposes, on an accrual basis in accordance with generally accepted accounting principles consistently applied. All decisions as to accounting matters, except as specifically provided to the contrary herein, shall be made in good faith by the Managing General Partner.

9.3. Reports. (a) As soon as practicable, but in no event later than thirty (30) days after the close of each Fiscal Year, the Managing General Partner shall cause to be delivered to each Limited Partner reports containing financial statements of the Partnership for the Fiscal Year, presented in accordance with generally accepted accounting principles consistently applied, including a balance sheet, a statement of income, a statement of Partners’ equity, and a statement of changes in financial position.

(b) As soon as practicable, but in no event later than thirty (30) days after the close of each calendar quarter, except the last calendar quarter of each Fiscal Year, the Managing General Partner shall cause to be delivered to each Limited Partner a report containing such financial information for that calendar quarter as the Managing General Partner in good faith deems appropriate, but in no event anything less than a balance sheet, a statement of income and a statement of Partners’ equity.

9.4. Other Information. The Managing General Partner may release such information concerning the operations of the Partnership to such sources as is customary in the industry or required by law or regulation of any regulatory body.

ARTICLE X

Tax Matters

10.1. Preparation of Tax Returns. The Managing General Partner shall arrange for the preparation and timely filing of all returns of Partnership income, gains, deductions, losses, and other items necessary for federal and state income tax purposes and shall furnish to Partners within ninety (90) days of the close of the taxable year the tax information reasonably required for federal and state income tax reporting purposes. The classification, realization, and recognition of income, gains, losses, and deductions and other items shall be on the accrual method of accounting for federal income tax purposes.

10.2. Taxable Year. The taxable year of the Partnership shall be the calendar year.

10.3. Tax Elections. Except as otherwise provided herein, the Managing General Partner shall, in its sole discretion, determine whether to make any available election pursuant to the Code. The Managing General Partner shall make the election under Section 754 of the Code in accordance with applicable regulations thereunder, subject to the reservation of the right to seek to revoke any such election upon the Managing General Partner’s determination that such revocation is in the best interests of the Limited Partners.

10.4. Tax Controversies. Subject to the provisions hereof, the Managing General Partner is designated the Tax Matters Partner (as defined in the Code) and is authorized and required to represent the Partnership (at the Partnership’s expense) in connection with all examinations of the Partnership’s affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend Partnership funds for professional services and costs associated therewith.

10.5. Organization Expense. The Partnership shall elect to deduct expenses incurred in organizing the Partnership ratably over a sixty (60) month period as provided in Section 709 of the Code.

10.6. Taxation as a Partnership. No election shall be made by the Partnership or any Partner for the Partnership to be excluded from the application of any of the provisions of Subchapter K, Chapter 1 of Subtitle A of the Code or from any provisions of any state tax laws.

10.7. Tax Shelter Investor List. The Managing General Partner, or such Person as may be selected by the Managing General Partner, shall be the designated Person for maintaining a list pursuant to Section 6112 of the Code of Persons who have acquired an interest in the Partnership. This provision shall constitute a designation agreement under Treasury Regulation 301.6112-1T among those Persons otherwise required to maintain investor lists under Code Section 6112.

ARTICLE XI

Transfer of Interests

11.1. Transfer. (a) The term “transfer”, when used in this Article XI with respect to a Partnership Interest, includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange, or any other disposition.

(b) No Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article XI. Any transfer or purported transfer of any Partnership Interest not made in accordance with this Article XI shall be null and void.

11.2. Transfer of Interest of Managing General Partner. The Managing General Partner may not transfer all or any part of its Partnership Interest to any Person except to one of its Affiliates. The Limited Partners hereby consent to any such transfer. The transferee Affiliate of all the Partnership Interest of the Managing General Partner pursuant to this Section 11.2 shall be admitted to the Partnership as the Managing General Partner immediately prior to the effective date of transfer of the Managing General Partner’s Partnership Interest and such transferee shall continue the business and operation of the Partnership without dissolution.

11.3. Transfer of Interest of a Limited Partner. No Limited Partner may transfer all or any part of his, her or its Partnership Interest as a limited partner, except that (i) the Class B Limited Partner may transfer its Partnership Interest to its parent entity, ServiceMaster Limited Partnership, and (ii) a successor by operation of law of a Limited Partner may succeed to his, her or its Partnership Interest as a limited partner in the Partnership.

ARTICLE XII

Admission of Successor Partners

12.1. Admission of Successor Limited Partner. The successor of the Partnership Interest of a Limited Partner shall be admitted to the Partnership as a limited partner upon furnishing to the Managing General Partner an acceptance, in form satisfactory to the Managing General Partner, of all the terms and conditions of this Agreement and such other documents or instruments as may be required in order to effect its admission as a limited partner.

12.2. Amendment of Agreement and of Certificate of Limited Partnership. In connection with the admission to the Partnership of any successor Partner, the Managing General Partner shall take all steps necessary and appropriate to prepare as soon as practicable an appropriate amendment of this Agreement and, if required by law, to prepare and file an appropriate amendment of the Certificate of Limited Partnership and may for this purpose exercise the power of attorney granted pursuant to Section 1.4.

ARTICLE XIII

Option to Sell and Option to Purchase

the Partnership Interests Held by

the Class A Limited Partners

Part A: Basic Rules

13.1. Introduction; Definition of Terms. This Article XIII provides for the acquisition by the Partnership under certain circumstances of the Partnership Interests held by the Class A Limited Partners and of the Partnership Interest of a Class A Limited Partner by some or all of the other Class A Limited Partners under certain circumstances. As used in this Article XIII, the following terms have the indicated meanings:

“Average Net Income” means Cumulative Net Income divided by the number of Fiscal Years included in the relevant Calculation Period.

“Calculation Period” means the five-year period ending on December 31 of the year immediately preceding the year in which an Option is exercised, except that: (i) with respect to an Option exercised by a Class A Limited Partner during the Early Exercise Period, the Calculation Period shall be the four-year period ending December 31, 1997 and (ii) in the case of a transfer of a Partnership Interest under Part B of this Article XIII, the Calculation Period shall be the number and identity of the Fiscal Years specified in the relevant section of Part B. Unless an exception is applicable, the first Calculation Period with respect to which an Option may be exercised is the period beginning January 1, 1994 and ending December 31, 1998 and the last Calculation Period with respect to which an Option may be exercised is the period beginning January 1, 1999 and ending December 31, 2003.

“CFO” means the Chief Financial Officer of the managing general partner of the Parent Partnership or its successor in interest.

“Cumulative Net Income” means, with respect to any particular Option, the sum of the Net Income for each Fiscal Year in the Calculation Period.

“Departing Employee” means a Class A Limited Partner whose employment by an Employing Entity terminates, whether voluntarily or involuntarily, without immediate re-employment by another Employing Entity, during the Early Departure Period other than by reason of death or disability.

“Early Departure Period” means the period beginning on January 1, 1994 and ending December 31, 1998.

“Early Exercise Period” means the period beginning on November 15, 997 and ending on November 30, 1997.

“Employing Entity” means the Partnership or any Affiliate of the Partnership.

“Equity Loan” means the amount loaned to a Class A Limited Partner by The ServiceMaster Company in connection with such Class A Limited Partner’s purchase of his or her Class A Partnership interest.

“Exercise Period” means the period beginning on January 1, 1999, and ending on January 31, 2004.

“Loan Balance” means, at any given time, the principal balance of the Equity Loan of a Class A Limited Partner and all accrued interest thereon.

“Net Income” means, for any given Fiscal Year, the consolidated net income of the Partnership determined on a basis consistent with current segment reporting excluding extraordinary items, accounting changes and unusual gains or dispositions of operating assets, including amortization of goodwill and other intangibles, and reduced by an annual interest charge computed at nine percent (9%) on $505,600,000 of intercompany debt (which makes the amount of such annual interest charge $45,504,000). All other interest associated with the Partnership’s operations, as determined in accordance with generally accepted accounting principles, including interest on any other long term or short term debt, also shall be included in the computation of Net Income. For every Class A Limited Partner who exercises his or her Option during the Early Exercise Period, the CFO shall project Net Income for Fiscal Year 1997 by no later than December 15, 1997. The CFO’s projection for Fiscal Year 1997 shall be based upon actual results achieved through November 30, 1997 plus a best estimate of results for December 1997. The CFO’s projection shall be final notwithstanding Section

13.5 and Cumulative Net Income for the period January 1, 1994 through December 31, 1997 shall be determined accordingly. Net Income shall be calculated by the CFO and as further provided in Section 13.6, unless a different section is applicable.

“Option” means the right granted to each Class A Limited Partner under Section 13.2 and the right granted to the Partnership under Section 13.3 or Section 13.9 and the right granted to a Purchasing Group under Section 13.10.

“Option Price” means the price payable for the Partnership Interest held by a Class A Limited Partner under any of the provisions of this Article XIII which provide for the redemption or purchase of such Partnership Interest. The Option Price shall be determined pursuant to Section 13.7, unless a different section is applicable in the circumstances.

“Purchasing Group” means the group of Class A Limited Partners who have elected to purchase the Partnership Interest of a Class A Limited Partner under the circumstances set forth in Section 13.10.

13.2. Grant to Class A Limited Partners of Option to Sell. (a) The Partnership grants to each Class A Limited Partner the right and option to sell to the Partnership, from time to time and at any time during the Exercise Period, at the Option Price, all of the Partnership Interest held by such Class A Limited Partner.

(b) The Partnership grants to each Class A Limited Partner the right and option to contribute all of the Partnership Interest held by such Class A Limited Partner to ServiceMaster Limited Partnership during the Early Exercise Period, and to receive in exchange therefor shares of ServiceMaster Limited Partnership, all as further provided in Section 13.8(d).

13.3. Grant to Partnership of Option to Purchase. (a) Each Class A Limited Partner grants to the Partnership the right and option to purchase from such Class A Limited Partner, from time to time and at any time during the Exercise Period, at the Option Price, all of the Partnership Interest held by such Class A Limited Partner.

(b) Each Class A Limited Partner also grants to the Partnership the right and option to purchase, at the Option Price, all of the Partnership Interest held by such Class A Limited Partner, at such times and on the terms and conditions as are set forth in Sections 13.9, 13.11 and 13.12.

13.4. Grant to Purchasing Group of Option to Purchase. Each Class A Limited Partner grants to each Purchasing Group, if and when such group is formed pursuant to Section 13.10, the right and option to purchase, at the Option Price, all of the Percentage Interest held by such Class A Limited Partner at the times and on the terms and conditions as are set forth in Section 13.10.

13.5. Determination of Net Income for a Fiscal Year. Except as otherwise provided in the definition of “Net Income”, as promptly as practicable after the close of each Fiscal Year within any Calculation Period, and in no event later than ninety (90) days after the close of such Fiscal Year, the CFO shall determine Net Income for that Fiscal Year in accordance with this Article XIII and, to the extent not inconsistent therewith, in accordance with generally accepted accounting principles consistently applied. The CFO thereupon shall notify the Class A Limited Partners of the amount of Net Income for such Fiscal Year, and the CFO shall provide the Class A Limited Partners with all of the information reasonably needed to enable them to understand how the determination of Net Income was made.

13.6. Resolution of Disputes. (a) If there is any disagreement between the Managing General Partner and a majority in interest of the Class A Limited Partners with respect to the determination of Net Income, then the CFO and such persons immediately shall meet for the purpose of resolving such disagreement. If such disagreement is not resolved within fifteen (15) days of any such meeting, then such majority in interest of the Class A Limited Partners may engage the services of a nationally recognized independent certified public accounting firm as may be selected by the Managing General Partner (the “First Accounting Firm”) to confirm or adjust the aforesaid calculation of Net Income by the CFO. If such majority in interest of the Class A Limited Partners disagree with the conclusions of the First Accounting Firm regarding the amount of Net Income, then such majority of interest of the Class A Limited Partners may engage a second, nationally recognized independent certified public accounting firm as may be selected by the CFO and the Class A Limited Partners (the “Second Accounting Firm”) to determine Net Income. The determination of Net Income as made by the Second Accounting Firm shall be final and binding upon all persons concerned (including any Class A Limited Partners who originally were not in disagreement with the CFO’s determination of Net Income).

(b) All expenses of any First Accounting Firm and any Second Accounting Firm incurred in connection with the foregoing adjustment procedure shall be the sole obligation of the Class A Limited Partners who engaged the accounting firms. All expenses of the CFO shall be the sole obligation of the Partnership. However, in the event that the ultimate resolution of the Net Income calculation contains an upward adjustment in excess of two percent (2%) of the computation delivered by the CFO, then all expenses of the accounting firms shall become the sole obligation of the Partnership, with no effect on the Net Income calculation by virtue of such expense.

13.7. Determination of the Option Price. (a) Except as otherwise provided herein, the Option Price for the Partnership Interest held by a Class A Limited Partner which is transferred pursuant to the exercise of an Option shall initially be determined by using the following formula:

Option Price = Average Net Income x Multiple x Percentage Interest

The “Multiple” used in the above formula shall be determined in accordance with the following schedule:

If the Partnership’s Compound Rate of Growth over the Relevant Calculation Period is:	The Multiple is:
less than 5%	5
5% to 6.99%	6
7% to 15%	compound growth rate (to two decimal places)
more than 15%	15

For purposes of the above schedule, the “Compound Rate of Growth” shall be determined before the deduction for intercompany interest and shall use as the base year the Fiscal Year which immediately precedes the first year of the relevant Calculation Period. The overall rate of growth for the Calculation Period shall be a compounded rate and not simply a comparison of the last year in the Calculation Period to the base year.

To illustrate the application of this schedule, if the Partnership’s compound growth rate during the period January 1, 1994 to December 31, 1998 is 12.7426%, the Multiple for the Calculation Period which consists of such five-year period shall be 12.74.

(b) The results obtained pursuant to Section 13.7(a) shall be confirmed by an independent appraisal. A nationally recognized independent appraisal firm selected by the Managing General Partner shall conduct the independent appraisal. The Partnership will bear the expense of any independent appraisal, with no effect on the Net Income calculation by virtue of such expense.

13.8. Procedure for Exercise of an Option; Payment of the Option Price. (a) Each Class A Limited Partner may exercise the Option granted to him or her under Section 13.2 by giving the Managing General Partner, Attn: Chief Executive Officer, a written notice to that effect. The notice shall identify the Class A Limited Partner to whom such exercise relates and shall set a date for the closing of the transaction contemplated by such Option, which date shall be thirty (30) days from the date of such notice (unless such thirtieth day is a Saturday, Sunday or holiday, in which case the closing shall be on the first business day thereafter). Such notice must be given before the expiration of the applicable Exercise Period (or the expiration of the Early Exercise Period, if the Class A Limited Partner is proceeding under Section 13.2(b)).

(b) The Partnership may exercise the Option granted to it under Section 13.3 by giving the Class A Limited Partner a written notice to that effect. The notice shall set a date for closing, which date shall be seven (7) days from the date of such notice (unless such seventh day is a Saturday, Sunday or holiday, in which case the closing shall be on the first business day thereafter). Such notice must be given before the expiration of the Exercise Period.

(c) At the closing held with respect to each notice given by a Class A Limited Partner pursuant to Section 13.2(a) or by the Partnership to a Class A Limited Partner under Section 13.3, such Class A Limited Partner shall deliver to the Partnership an assignment of his or her Partnership Interest, and the Partnership shall deliver —

(1) to the holder of the Equity Loan, the lesser of: (i) the amount of the Loan Balance due on the Equity Loan or (ii) the entire Option Price for the Partnership Interest being purchased; and

(2) to such Class A Limited Partner, the amount (if any) by which the Option Price for such Partnership Interest exceeds the amount specified in clause (1).

If the payment made to the holder of the Equity Loan pursuant to the preceding clause (i) or clause (ii) of Section 13.8(c)(1) is not sufficient to pay the Equity Loan in full, then simultaneously with such payment, such Class A Limited Partner shall make a payment to the holder of the Equity Loan in an amount which, when combined with the payment made under clause (i) or clause (ii) of subparagraph (a), is sufficient to pay the Equity Loan in full.

(d) At the closing held with respect to each notice given by a Class A Limited Partner pursuant to Section 13.2(b), such Class A Limited Partner shall deliver to ServiceMaster Limited Partnership an assignment of his or her Partnership Interest, and ServiceMaster Limited Partnership shall deliver to the Class A Limited Partner a certificate for that number of shares of ServiceMaster Limited Partnership which is determined by dividing the Option Price for such Partnership Interest by the per-share fair market value of such shares. Such value shall be determined by reference to the average of the closing prices on the shares of ServiceMaster Limited Partnership on the New York Stock Exchange for the five trading days immediately preceding the closing date. Concurrently with the foregoing exchange, the Class A Limited Partner shall pay in full his or her Equity Loan (which may be accomplished either by (i) the delivery to The ServiceMaster Company of shares of ServiceMaster Limited Partnership in a number sufficient to retire the Equity Loan or (ii) by payment in cash).

Part B: Purchases of Partnership Interests

in Special Situations

13.9. Right of the Partnership to Purchase the Partnership Interest of a Departing Employee. (a ) Commencing with the date upon which the Departing Employee’s employment terminates (the “Employment Termination Date”) and ending 90 days later, the Partnership shall have the right, upon written notice to the Departing Employee, to purchase the Partnership Interest of the Departing Employee.

(b) If the Partnership elects, pursuant to Section 13.9(a), to purchase the Partnership Interest of a Departing Employee, the Option Price for the Departing Employee’s Partnership Interest shall be determined in accordance with the following rules:

(1) If the Departing Employee’s employment terminates during the year 1994, the Option Price for the Departing Employee’s Partnership Interest shall be equal to the amount of the Departing Employee’s total Capital Contribution as shown in his or her Schedule A.

(2) If the Departing Employee’s employment terminates during the Early Departure Period but after December 31, 1994, the Option Price for the Departing Employee’s Partnership Interest shall be the amount determined pursuant to Section 13.7 except that the number and identity of the Fiscal Years to be used for the Calculation Period shall be the number and identity of the full Fiscal Years that shall have elapsed prior to the Partnership’s notice as given pursuant to Section 13.9(a).

(c) The time or times for the payment of the Option Price under this Section 13.9 (the “Section 13.9 Pay Out”) shall be determined in accordance with the following rules:

(1) If the Section 13.9 Pay Out is made in connection with Section 13.9(b)(1), the Section 13.9 Pay Out shall be paid to the holder of the Equity Loan to the extent of the Loan Balance and the remainder of the Section 13.9 Pay Out shall be paid to the Class A Limited Partner not later than thirty (30) days after the Partnership’s notice pursuant to Section 13.9(a);

(2) If the Section 13.9 Pay Out is made in connection with Section 13.9(b)(2) and the amount thereof is less than or equal to the Loan Balance, the Section 13.9 Pay Out shall be paid to the holder of the Equity Loan not later than thirty (30) days after the Partnership’s notice pursuant to Section 13.9(a);

(3) If the Section 13.9 Pay Out is made in connection with Section 13.9(b)(2) and the amount thereof exceeds the Loan Balance, then the Section 13.9 Pay Out shall be paid in two installments as follows:

(i)	a first installment which shall equal the Loan Balance shall be paid to the holder of the Equity Loan not later than thirty (30) days after the Partnership’s notice pursuant to Section 13.9(a); and

(ii)	a second installment which shall equal the remainder of the Section 13.9 Pay Out shall be paid to the Departing Employee not later than thirty (30) days after Net Income for the Fiscal Year 1998 has been determined with finality, as provided in Section 13.5 and 13.6.

(d) The closing of purchases of Partnership Interests made pursuant to this Section 13.9 shall be made as follows:

(1) For transactions to which Section 13.9(c)(1) is applicable, the closing procedure shall be the same as set forth in Section 13.8(c).

(2) For transactions to which Section 13.9(c)(2) is applicable, at the closing the Departing Employee shall deliver to the Partnership an assignment of his or her Partnership Interest, and the Partnership shall deliver to the holder of the Equity Loan the entire amount of the Section 13.9 Pay Out.

(3) For transactions to which Section 13.9(c)(3) is applicable, at the closing the Departing Employee shall deliver to the Partnership an assignment of his or her Partnership Interest and the Partnership shall (i) pay to the holder of the Equity Loan the amount of the Loan Balance and (ii) deliver to the Departing Employee a promissory note for the second installment of the Section 13.9 Pay Out, with the maturity date of such note to be as specified in Section 13.9(c)(3)(ii)).

(e) When a Departing Employee executes and delivers the assignment of his or her Partnership Interest to the Partnership pursuant to any provision of this Section 13.9, such Departing Employee shall thereupon cease to be a Partner and shall be a creditor with respect to any portion of the Section 13.9 pay out not paid at the closing.

13.10. Right of a Purchase Group to Purchase the Partnership Interest of a Departing Employee. (a) This Section 13.10 shall be applicable in each case in which the Partnership has a right to purchase the Partnership Interest of a Departing Employee under Section 13.9, but the Partnership either does not exercise such right within the time period allowed therefor under Section 13.9(a) or waives its right in writing prior to the expiration of such time period.

(b) If the Partnership has not exercised its rights under Section 13.9(a) (either by written waiver or the lapse of time), then any one or more of the Class A Limited Partners other than the Class A Limited Partner who is the Departing Employee may elect to form a Purchasing Group for the purpose of acquiring the Partnership Interest of the Departing Employee. The Purchasing Group shall be organized, if at all, not earlier than the first day after the Partnership’s rights under Section 13.9 have expired and not later than the 31st day of March of the second year after the year in which the Departing Employee terminated his or her employment. The initiative for forming a Purchasing Group shall lie with the Chief Executive Officer of the Partnership. The Purchasing Group shall have the right, upon written notice to the Departing Employee given not later than the last day in which the Purchasing Group may be formed, to purchase the Partnership Interest of the Departing Employee. The participation of each member of the Purchasing Group in the Partnership Interest acquired by the Purchasing Group shall be established by the ratio of: (i) such member’s Stet Interest in the Partnership immediately prior to the formation of the Purchasing Group to (ii) the total of the Percentage Interests in the Partnership of all members of the Purchasing Group immediately prior to the formation of the Purchasing Group.

(c) The Option Price payable by a Purchasing Group to a Departing Employee under this Section 13.10 shall be determined in accordance with the following rules:

(1) If the Departing Employee’s employment terminates during the year 1994, then the Option Price for the Departing Employee’s Partnership Interest shall be equal to the amount of the Departing Employee’s total Capital Contribution as shown in his or her Schedule A.

(2) If the Departing Employee’s employment terminates during the Early Departure Period but after December 31, 1994, then the Option Price for the Departing Employee’s Partnership Interest shall be equal to the amount determined pursuant to Section 13.7, except that, subject to the proviso set forth below, the number and identity of the Fiscal Years to be used for the Calculation Period shall be the number and identity of the full Fiscal Years that shall have elapsed prior to the Purchasing Group’s notice pursuant to Section 13.10(b), provided, however, that —

(i)	if the Departing Employee’s employment terminates during Fiscal Year 1995, then only Fiscal Year 1994 shall be used for the Calculation Period if the Purchasing Group so elects by a notice given to the Departing Employee by not later than March 31, 1997; and

(ii)	if the Departing Employee’s employment terminates during Fiscal Year 1996, then only Fiscal Years 1994 and 1995 shall be used for the Calculation Period if the Purchasing Group so elects by a notice given to the Departing Employee by not later than March 31, 1998.

(d) The time or times for the payment of the Option Price under this Section 13.10 (the “Section 13.10 Pay Out”) shall be determined in accordance with the following rules:

(1) If the Section 13.10 Pay Out is made in connection with Section 13.10(c)(1), the Section 13.10 Pay Out shall be paid to the holder of the Equity Loan to the extent of the Loan Balance and the remainder of the Section 13.10 Pay Out shall be paid to the Class A Limited Partner not later than thirty (30) days after the Purchasing Group’s notice pursuant to Section 13.10(b);

(2) If the Section 13.10 Pay Out is made in connection with Section 13.10(c)(2) and the amount thereof is less than or equal to the Loan Balance, the Section 13.10 Pay Out shall be paid to the holder of the Equity Loan not later than thirty (30) days after the Purchasing Group’s notice pursuant to Section 13.10(b).

(3) If the Section 13.10 Pay Out is made in connection with Section 13.10(c)(2) and the amount thereof exceeds the Loan Balance, then the Section 13.10 Pay Out shall be made in two installments as follows:

(i)	a first installment which shall equal the Loan Balance shall be paid to the holder of the Equity Loan not later than thirty (30) days after the Purchasing Group’s notice pursuant to Section 13.10(b); and

(ii)	a second installment which shall equal the balance of the Section 13.10 Pay Out shall be paid to the Departing Employee not later than thirty (30) days after Net Income for the Fiscal Year 1998 has been determined with finality, as provided in Section 13.5 and 13.6.

(e) The closing of purchases of Partnership Interests made pursuant to this Section 13.10 shall be made as follows:

(1) For transactions to which Section 13.10(d)(1) is applicable, the closing procedure shall be the same as set forth in Section 13.8(c).

(2) For transactions to which Section 13.10(d)(2) is applicable, at the closing the Departing Employee shall deliver to the Purchasing Group an assignment of his or her Partnership Interest and the Purchasing Group shall deliver to the holder of the Equity Loan the entire amount of the Section 13.10 Pay Out.

(3) For transactions to which Section 13.10(d)(3) is applicable, at the closing the Departing Employee shall deliver to the members of the Purchasing Group an assignment of his or her Partnership Interest, and the Purchasing Group shall (i) pay to the holder of the Equity Loan the amount of the Loan Balance and (ii) deliver to the Departing Employee a promissory note for the second installment of the Section 13.10 pay out, with the maturity date of such note to be as specified in Section 13.10(d)(3)(ii)).

(f) When a Departing Employee executes and delivers an assignment of his or her Partnership Interest to the Purchasing Group pursuant to any provision of this Section 13.10, such Departing Employee shall thereupon cease to be a Partner and shall be a creditor with respect to any portion of the Option Price which is not paid at the closing.

(g) Each Class A Limited Partner who elects to become a member of a Purchasing Group shall be obligated to each other member of the Purchasing Group and to the Departing Employee to provide his or her share of the funds required by the Purchasing Group to make the payments required of it under this Section 13.10. The Chief Financial Officer of the Managing General Partner

shall cause to be prepared a memorandum which shall recite the formation of each Purchasing Group under this Section 13.10 and the monetary obligations of each of its members. Such memorandum shall be signed by each member of such Purchasing Group.

13.11. Termination by Reason of Death or Incapacity During the Early Departure Period. If a Class A Limited Partner ceases to be an employee of the Employing Entity at any time during either the Early Departure Period because of his or her death or incapacity, then the Partnership shall have both the right and the duty to purchase the Partnership Interest of such Class A Limited Partner as soon as practicable thereafter. The Option Price for such Partnership Interest shall be determined pursuant to Section 13.7, except that if the Class A Limited Partner dies or becomes incapacitated during Fiscal Year 1994, the Option Price for such Class A Limited Partner’s Partnership Interest shall equal the amount of his or her capital contribution as shown in his or her Schedule A. In applying Section 13.7, the number and identity of the Fiscal Years to be used for the Calculation Period shall be the number and identity of full Fiscal Years during the Early Departure Period in which such Class A Limited Partner shall have been both an employee of the Employing Entity and a Class A Limited Partner or, at any time after December 31, 1999, the most recent five full Fiscal Years.

13.12. Partnership’s Purchase Right in the Event of Certain Actions. (a) If a Class A Limited Partner, or a person who was a Class A Limited Partner but who became a creditor under Section 13.9 or Section 13.10, shall (i) directly or indirectly participate in or be connected with any activity or activities which compete with the Partnership, (ii) directly or indirectly approach, counsel, solicit, or attempt to induce any then present employee or customer of the Partnership to terminate employment or leave such customer status, other than in the normal course of performing his or her duties as an employee of the Partnership, (iii) use, divulge, furnish or make accessible to any Person other than the Partnership or an Affiliate of the Partnership any proprietary or confidential information, trade secret or other property belonging to the Partnership (except when acting on behalf of the Partnership in a manner reasonably believed to be in the best interests of the Partnership) or (iv) default under an Equity Loan, then (A) the Partnership shall have the right to purchase the Partnership Interest of such Class A Limited Partner, (B) the Partnership shall have the right to adjust the amount then due under any note given under Section 13.9 to conform it to the Option Price determined under the next sentence of this Section 13.12(a), and (C) any Purchasing Group formed relative to the Partnership Interest of such Class A Limited Partner shall have the right to adjust the amount then due under any note given under Section 13.10 to conform it to the Option Price determined under the next sentence of this Section 13.12(a). The Option Price under this Section 13.12(a) shall be lesser of (i) the amount of the Class A Limited Partners Capital Contribution or (ii) the amount determined under Section 13.7, Section 13.9 or Section 13.10, as the case may be. In the case of a transaction previously closed under either Section 13.9 or Section 13.10, the Option Price under such section shall be retroactively adjusted pursuant to this Section 13.12. The Option Price, or the balance due (as retroactively adjusted) under Section 13.9(c)(3)(ii) or Section 13.10(d)(3)(ii) (any existing promissory note to the contrary notwithstanding), shall be payable, without interest, not later than 30 days after the date on which Net Income for Fiscal Year 1998 is determined with finality.

(b) The Partnership or a Purchasing Group shall exercise its purchase right under Section 13.12(a) by giving a notice to that effect to the current or former Class A Limited Partner. The notice shall contain a short statement of the facts on which the Partnership or the Purchasing Group is relying for its exercise of its rights under this Section 13.12. Unless, within ten days of his or her receipt of such notice, the Class A Limited Partner shall have demonstrated to the satisfaction of the board of directors of the Managing General Partner that the facts stated in such notice are incorrect and that none of the events described in items (i) through (iv) of Section 13.12(a) has occurred, the Partnership Interest of the current or former Class A Limited Partner shall be deemed canceled without further action by the Partnership or the Class A Limited Partner if such Partnership Interest has not been previously transferred.

Part C: Miscellaneous Provisions

13.13. Effect of Acquisition of Other Businesses on Earnings. If the Partnership or any other Affiliate of ServiceMaster (a “ServiceMaster Affiliate”) has the opportunity to acquire a business at any time after December 31, 1993 a (“Future Acquisition”), and if such Future Acquisition is in any way related to or engaged in any similar or competitive business to that of the Partnership as being conducted at that time, then the Class A Limited Partners, by a majority vote according to Percentage Interests, shall determine whether such Future Acquisition shall be of any effect on the calculation of Net Income (regardless of whether it is to be acquired by the Partnership or acquired by any ServiceMaster Affiliate or through a separate entity formed by any ServiceMaster Affiliate). If such majority of the Class A Limited Partners favors including the Future Acquisition in the Earnings calculation, and if the Managing General Partner concurs in such conclusion, and if the Future Acquisition is in fact made, then the earnings, debt service and all other items affecting income and cash flow shall be included in the computation of Net Income. If, on the other hand, such majority of the Class A Limited Partners disfavors including the Future Acquisition in the computation of Net Income, then the making of the Future Acquisition shall not in any way affect the computation of Net Income. This Section 13.13 shall apply to one or more Future Acquisitions.

13.14. Right to Purchase. Nothing in this Agreement restricting the Partnership’s ability to purchase assets shall be deemed to interfere with the ability of the Partnership to purchase Partnership Interests pursuant to this Article XIII. The ServiceMaster Company hereby guarantees payments of all amounts which the Partnership may become obligated to pay under this Article XIII.

13.15. Amendment to Article XIII. This Article XIII shall not be amended except by the consent of the Managing General Partner, and the holders of a majority of the then outstanding Percentage Interests of the Class A Limited Partners.

13.16. No Right to Employment. Nothing in this Article XIII or elsewhere in this Agreement shall provide any Class A Limited Partner any right to employment or limit or impair any right which the Partnership or any ServiceMaster Affiliate would otherwise have to terminate the employment of any Class A Limited Partner.

ARTICLE XIV

Dissolution and Liquidation

14.1. Dissolution. (a) The Partnership shall not be dissolved by the admission of additional or successor partners in accordance with the terms of this Agreement.

(b) The Partnership shall dissolve and its affairs shall be wound up, upon:

(1) the expiration of its term as provided in Section 1.5;

(2) the withdrawal or removal of the Managing General Partner or any other event that results in its ceasing to be the Managing General Partner (other than by reason of a transfer pursuant to this Agreement);

(3) an election to dissolve the Partnership given to the Managing General Partner by the unanimous consent of all the Partners; or

(4) the bankruptcy or the dissolution of the Managing General Partner;

provided, however, that the Partnership shall not be dissolved upon an event described in Section 14.1(b)(2) if, within ninety (90) days after such event, all Partners agree in writing to continue the business of the Partnership and to the appointment of a successor Managing General Partner.

(c) For purposes of this Section 14.1, bankruptcy of the Managing General Partner shall be deemed to have occurred when (i) the Managing General Partner commences a voluntary proceeding or files an answer in any involuntary proceeding seeking liquidation, reorganization, or other relief under any bankruptcy, insolvency, or other similar law now or hereafter in effect; (ii) it is adjudicated a bankrupt or insolvent or has entered against it a final and nonappealable order for relief under any bankruptcy, insolvency, or similar law now or hereafter in effect; (iii) it executes and delivers a general assignment for the benefit of its creditors; (iv) it files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding of the nature described in clause (i) above; (v) it seeks, consents to, or acquiesces in the appointment of a trustee, receiver, or liquidator for it or for all or for any substantial part of its properties; or (vi) (A) any proceeding of the nature described in clause (i) above has not been dismissed within one hundred twenty (120) days after the commencement thereof or (B) the appointment is without consent or acquiescence of a trustee, receiver, or liquidator appointed pursuant to clause (v) above has not been vacated or stayed within ninety (90) days after the expiration of any such stay.

14.2. Continuation of the Business of the Partnership After Dissolution. Upon dissolution of the Partnership in accordance with Section 14.1(b)(2) or Section 14.1(b)(4), and a failure of all Partners to agree to continue the business of the Partnership and appoint a successor Managing General Partner as provided in Section 14.1, then within an additional ninety (90) days, the remaining Partners may elect to reconstitute the Partnership and continue its business on the same terms and conditions set forth in this Agreement and having as a Managing General Partner a Person elected by the remaining Partners. Upon any such election, all Partners shall be bound thereby and shall be deemed to have consented thereto. Unless such an election is made within one hundred eighty (180) days after dissolution, the Partnership shall conduct only activities necessary to wind up its affairs. If such an election is made within one hundred eighty (180) days after dissolution or within ninety (90) days after any event in Section 14.1(b), then:

(a) the reconstituted Partnership shall continue until the end of the term set forth in Section 1.5 unless earlier dissolved in accordance with this Article XIV;

(b) if the successor Managing General Partner is not the former Managing General

Partner, then the interest of the former Managing General Partner shall be treated thenceforth as the interest of a Class B Limited Partner in the Partnership; and

(c) all necessary steps shall be taken to cancel this Agreement and the Certificate of Limited Partnership and to enter into a new partnership agreement and certificate of limited partnership, and the successor Managing General Partner may for this purpose exercise the powers of attorney granted to the Managing General Partner pursuant to Section 1.4;

provided, that the right of the remaining partners to select a successor Managing General Partner and to reconstitute and to continue the business of the Partnership shall not exist and may not be exercised unless the Partnership has received an Opinion of Counsel that (i) the exercise of the right would not result in the loss of limited liability of the Limited Partner and (ii) neither the Partnership nor the reconstituted Partnership would be treated as an associations taxable as a corporation for federal income tax purposes upon the exercise of such right to continue.

14.3. Liquidation. Upon dissolution of the Partnership, unless the Partnership is continued under an election to reconstitute and continue the Partnership pursuant to Section 14.2, the Managing General Partner or, in the event the Managing General Partner has been dissolved or removed, become bankrupt as defined in Section 14.1, or has withdrawn from the Partnership, a liquidator or liquidating committee selected by the mutual agreement of the other Partners shall be the Liquidator. The Liquidator (if other than the Managing General Partner) shall be entitled to receive such compensation for its services as may be approved by the Limited Partners. The Liquidator shall agree not to resign at any time without fifteen (15) days prior written notice and (if other than the Managing General Partner) may be removed at any time, with or without cause, by notice of removal, given by the Limited Partners. Upon dissolution, removal or resignation of the Liquidator, a successor and substitute Liquidator (who shall have and succeed to all rights, powers, and duties of the original Liquidator) shall within thirty (30) days thereafter be selected by the Limited Partners. The right to appoint a successor or substitute Liquidator in the manner provided herein shall be recurring and continuing for so long as the functions and services of the Liquidator are authorized to continue under the provisions hereof, and every reference herein to the Liquidator will be deemed to refer also to any such successor or substitute Liquidator appointed in the manner herein provided. Except as expressly provided in this Article XIV, the Liquidator appointed in the manner provided herein shall have and may exercise, without further authorization or consent of any Agreement (but subject to all of the applicable limitations, contractual and otherwise, upon the exercise of such powers, other than the limitations on sale set forth in this Agreement) and to the extent necessary or desirable in the good faith judgment of the Liquidator, the duties and functions of the Liquidator hereunder for and during such period of time as shall be reasonably required in the good faith judgment of the Liquidator to complete the winding up and liquidation of the Partnership as provided for herein. The Liquidator shall liquidate the assets of the Partnership, and apply and distribute the proceeds of such liquidation, in the following order of priority, unless otherwise required by mandatory provisions of applicable law:

(a) the payment to creditors of the Partnership, including Partners, in order of priority provided by law; and the creation of a reserve of cash or other assets of the Partnership for contingent liabilities in an amount, if any, determined by the Liquidator to the appropriate Person for such purposes:

(b) to the Partners in proportion to the positive balances in their respective Capital Accounts; provided, however, that prior to such distribution, the Capital Accounts shall have been adjusted to reflect the allocations of Net Income and Net Loss set forth in Article V hereof prior to such distribution; and thereafter

(c) to the Partners in accordance with their respective Percentage Interests.

14.4. Distribution in Kind. Notwithstanding the provisions of Section 14.3 which require the liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if upon dissolution of the Partnership the Liquidator determines that an immediate sale of part or all of the Partnership’s assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (other than those to Partners) and/or may, in its absolute discretion, distribute to the Partners, in lieu of cash, as tenants in common and in accordance with the provisions of Section 14.3(b) undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operating of such properties at such time. The fair market value of any property distributed in kind shall be determined in accordance with Section 5.4.

14.5. Cancellation of Certificate of Limited Partnership. Upon the completion of the distribution of Partnership property as provided in Sections 14.3 and 14.4, the Partnership shall be terminated, and the Liquidator (or the Managing General Partner and the Limited Partners, if necessary) shall cause the cancellation of the Certificate of Limited Partnership and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware and shall take such other actions as may be necessary to terminate the Partnership.

14.6. Reasonable Time for Winding Up. A reasonable time shall be allowed for the orderly winding up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 14.3 in order to minimize any losses otherwise attendant upon such winding up.

14.7. Return of Capital. Upon dissolution of the Partnership, the Managing General Partner shall contribute an amount equal to the deficit balance in its Capital Account in accordance with Section 5.8. Other than as provided in the preceding sentence, no Managing General Partner or limited partner of the Partnership shall be required to restore a deficit in its Capital Account or shall be personally liable for the return of the Capital Contributions of any Partner or any portion thereof.

14.8. Waiver of Partition. Each Partner hereby waives any right to partition of the Partnership property.

ARTICLE XV

Amendment of Partnership Agreement

15.1. Amendment to be Adopted Solely by the Managing General Partner. The Managing General Partner (pursuant to its power of attorney from the Limited Partners), without the consent of the Limited Partners, may amend any provision of this Agreement and execute, swear to, acknowledge, deliver, file, and record whatever documents may be required in connection therewith, solely to reflect:

(a) a change in the name of the Partnership or the location of the principal place of business of the Partnership;

(b) a change that the Managing General Partner, in its sole discretion, has determined to be reasonable and necessary or appropriate to qualify or continue the qualification of the Partnership as a limited partnership or a partnership in which limited partners have limited liability under the laws of any state or that is necessary or advisable in the opinion of the Managing General Partner to ensure that the Partnership will not be treated as an association taxable as a corporation for federal income tax purposes;

(c) a change that (i) in the good faith discretion of the Managing General Partner does not adversely affect the Limited Partners in any material respect or (ii) is necessary or desirable to satisfy any requirements, conditions, or guidelines contained in any opinion, directive, order, ruling or regulation of any federal or state agency or judicial authority or contained in any federal or state statute;

(d) an amendment that is necessary, in the Opinion of Counsel, to prevent the Partnership or the Managing General Partner or its directors or officers from in any manner being subjected to the provisions of the Investment Company Act of 1940, as amended, the Investment Advisors Act of 1940, as amended, or the “plan asset” regulations adopted under the Employee Retirement Income Security Act of 1974, as amended, whether or not substantially similar to plan asset regulations currently applied or proposed by the United States Department of Labor.

15.2. Amendment Procedures. Amendments to this Agreement may be proposed by the Managing General Partner or by the Class B Limited Partner.

ARTICLE XVI

General Provisions

16.1. Addresses. The address of each Partner for all purposes shall be the address set forth on the signature page of this Agreement or such other address of which each other Partner has received written notice.

16.2. Notices. All notices, requests, consents, and other communications required or permitted under this Agreement shall be in writing (including telex and telegraphic communications) and shall be, as elected by the Person giving such notice, hand-delivered by messenger or courier service, telecommunicated, or mailed (airmail, if international) by registered or certified mail, postage prepaid, return receipt requested. Each such notice shall be deemed delivered (a) on the date delivered if by personal delivery, (b) on the date telecommunicated, if by telegraph, (c) on the date of transmission with confirmed answer-back, if by telex, and (d) on the date upon which the return receipt is signed or delivery is refused or the notice is designated by the postal authorities as not deliverable, as the case may be, if mailed.

16.3. Titles and Captions. All article or section titles or captions of this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way shall define, limit, extend, or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to “Articles” and “Sections” are to Articles and Sections of this Agreement.

16.4. Pronouns and Plurals. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine, or neuter forms, and the singular form of nouns, pronouns, and verbs shall include the plural and vice versa.

16.5. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors, legal representatives, and permitted assigns.

16.6. Integration. This Agreement constitutes the entire agreement among the partners pertaining to the subject matter hereof, and supersedes all prior agreements and understandings pertaining thereto.

16.7. Creditors. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of the Partnership.

16.8. Waiver. No failure by any party to insist upon strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of such breach or any other covenant, duty, agreement, or condition.

16.9. Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all stet, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto independently of the signature of any other party.

16.10. Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

16.11. Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein shall not be affected thereby.

16.12. Enforcement Costs. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any provision of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys’ fees, court costs, and all expenses even if not taxable as court costs (including, without limitation, all such fees, costs, and expenses incident to appeals), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

SERVICEMASTER MANAGEMENT SERVICES, INC. (Managing General Partner)		THE SERVICEMASTER COMPANY (as the Special General Partner and as the Class B Limited Partner)

By:	/s/ Charles W. Stair	By:	ServiceMaster Management Corporation
Charles W. Stair
	President and Chief Executive Officer		By:	/s/ C. William Pollard
C. William Pollard
Chairman

Attest:	/s/ Susan D. Krause
	Susan D. Krause		Attest:	/s/ Susan D. Krause
	Secretary			Susan D. Krause
Secretary

ServiceMaster Limited Partnership has executed this Agreement for the purpose of committing to the transaction described in Section 13.2(b) and Section 13.8(d).

SERVICEMASTER LIMITED PARTNERSHIP

By:	ServiceMaster Management Corporation

	By:	/s/ C. William Pollard
C. William Pollard
Chairman

SIGNATURE PAGES FOR THE CLASS A LIMITED PARTNERS ARE

ATTACHED TO THE PARTNERSHIP’S COPY OF THIS AGREEMENT